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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2010 through March 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer High
Income Trust


--------------------------------------------------------------------------------
Annual Report | March 31, 2011
--------------------------------------------------------------------------------


Ticker Symbol:    PHT


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             9
Prices and Distributions                                     10
Performance Update                                           11
Schedule of Investments                                      12
Financial Statements                                         37
Notes to Financial Statements                                42
Report of Independent Registered Public Accounting Firm      53
Approval of Investment Advisory Agreement                    55
Trustees, Officers and Service Providers                     59


                       Pioneer High Income Trust | Annual Report | 3/31/11     1

President's Letter

Dear Shareowner,

In 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remained a problem throughout the year. Wary investors, concerned about risk, gravitated towards cash and bonds for most of 2010, until better economic news in the final few months of the year caused a slight shift in investor sentiment back towards stocks, thus lifting equity returns.

Pioneer remains generally optimistic about the prospects for economic recovery. The recovery process may occur more slowly than many would like, and may be accompanied by short-term market swings. But our investment professionals are finding what we believe are good opportunities to invest in both equities and bonds.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, while equity markets barely budged, even though equity valuations were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors. Ultimately, many of those long-term investors were rewarded when the equity markets finally rallied over the last few months of 2010.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets


2     Pioneer High Income Trust | Annual Report | 3/31/11
your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.



Sincerely,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer High Income Trust | Annual Report | 3/31/11     3

Portfolio Management Discussion | 3/31/11

High-yielding corporate bonds generated solid returns during the 12 months ended March 31, 2011, continuing the rally for credit-sensitive securities that began early in 2009 as the capital markets recognized that the economy was recovering from the severe recession of 2008. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer High Income Trust over the 12 months. Mr. Feltus, senior vice president, is a member of Pioneer's fixed-income team, which is responsible for the daily management of the Trust.

Q How did Pioneer High Income Trust perform during the 12 months ended March 31, 2011?

A Pioneer High Income Trust produced a total return of 20.91% at net asset value and 20.12% at market price during the 12 months ended March 31, 2011, with shares of the Trust selling at a 15.5% premium to net asset value at the end of the period. During the same 12-month period, the Trust's benchmark, the Bank of America Merrill Lynch High Yield Master II Index (BofA ML Index), returned 14.18%. Unlike the Trust, the BofA ML Index is not leveraged. On March 31, 2011, the 30-day SEC yield on the Trust's shares was 10.63%.

Q What other factors were responsible for the Trust's strong results relative to the benchmark BofA ML Index over the 12 months ended March 31, 2011?

A As noted earlier, the Trust achieved strong performance results during the 12-month period ended March 31, 2011, because of its use of leverage, but excellent security selection was the second major reason for the Trust's outperformance of the BofA ML Index over the period.

   In late 2008 and early 2009, we assembled a portfolio of high-yield investments in the Trust, many of which were purchased at heavily discounted prices as a result of the severe market declines earlier in 2008. We focused on securities issued by better-quality companies with strong earnings growth that we believed, based on our credit research, had a low risk of defaulting and good potential to provide generous dividend income. Many of the companies were in cyclical industries, such as basic materials and capital goods, that were poised to rebound in an economic recovery. In acquiring the securities, we followed a "buy and hold" strategy, intending to retain the Trust's positions in successful, seasoned companies that would benefit as corporate earnings recovered and high-yield bonds appreciated in value as yield spreads (the yield differences between high-yield bonds compared with Treasuries) narrowed. The strategy was successful, and


4     Pioneer High Income Trust | Annual Report | 3/31/11
   the Trust's holdings performed very well over the 12-month period as the economy pulled out of recession, corporate earnings improved and investors sought out the higher yields offered by corporate bonds. One of Pioneer's signature strengths is in credit research, and our emphasis on fundamental analysis reaped rewards for the Trust during the period. No holdings in the Trust's investment portfolio, for example, defaulted on their debt during the 12 months ended March 31, 2011.

Q What specific types of investments had the greatest effect on the Trust's performance results over the 12 months ended March 31, 2011?

A Bonds, convertible securities, and mortgage-backed securities helped the Trust's performance over the 12-month period. Among the top individual contributors to the Trust's performance were convertible securities issued by L-1 Identity Solutions, a technology company. The value of the convertible securities rose as L-1's share price appreciated when the company was acquired at a premium price. Other notable outperformers in the Trust's portfolio included the bonds of a finance division of Lyondell Basell Industries, a company that enjoyed improved operating results as the global economic rebound continued; and the debt of INEOS, a U.K.-based chemical company whose performance also improved in the economic recovery. Many successful investments in the Trust's portfolio over the 12-month period were held in securities issued by companies that were able to restructure their balance sheets and buy back their debt, at a profit to the Trust. Those holdings included debt that had been issued by: Park Ohio Industries, an industrial supply company; HCA, operator of a chain of hospitals; Terremark Worldwide, a data center firm acquired by Verizon; Massey Energy, a coal miner that received a takeover proposal by another mining corporation; Univision, the Spanish language broadcasting corporation; Dunkin Donuts, the national coffee shop chain; and Tech Resource Group, a corporate training firm.

   While most Trust investments fared well during a good period for higher-yielding securities, there were some disappointments. The Trust's exposures to bank loans, which constituted 3.7% of the Trust's total investment portfolio at the end of the period, and to catastrophe-linked bonds (CAT bonds), which represented less than 1% of the Trust's total investment portfolio, were drags on performance results. Bank loans underperformed high-yield bonds, both because their floating rates remained low and because companies often could buy back their outstanding loans at par
   (face) value, even when they had been selling at premium prices. CAT bonds are issued by reinsurance companies to spread the risks from their exposure to natural disasters and other major events. CAT bonds underperformed during the 12-month period in the wake of the earthquake and tsunami in Japan, even though the Trust had no direct exposure to the unfortunate events in that country.


                       Pioneer High Income Trust | Annual Report | 3/31/11     5

Q  Could you describe how leverage is used in managing the Trust?

A The Trust employs leverage provided by auction-preferred shares to invest the Trust in additional higher-yielding securities that typically pay higher dividends than the dividend rates payable on the preferred shares, thereby increasing the Trust's yield. The use of leverage can increase the Trust's potential to pay higher yields to its shareowners than would generally be paid by an unleveraged portfolio. During periods of low market interest rates and modest borrowing costs, the use of leverage can have a significant positive effect on the Trust's yield. However, just as the use of leverage provides the potential to enhance yield, it also can increase investment risk. During periods when high-yield bond prices tend to change, the use of leverage can magnify the effect of changing prices on the Trust's total return, which is the combination of yield and price change. When bond prices rise, the use of leverage can further enhance the Trust's total return; when bond prices decline, the use of leverage can magnify the price loss to the Trust.

Q How did the level of leverage employed by the Trust change over the Trust's fiscal year?

A At the end of the Trust's fiscal year (March 31, 2011), 27.3% of the Trust's total managed assets were financed by leverage. While the figure was less than the 29.1% of managed assets leveraged at the beginning of the Trust's fiscal year (April 1, 2010), the decline was due to an increase in the size of invested assets resulting from the appreciation in the values of the bonds held by the Trust. The absolute amount of leverage used by the Trust was unchanged over the 12 months ended March 31, 2011.

Q  What is your investment outlook?

A We expect that the economy will continue its expansion, leading to improving corporate profits and continued good performance by high-yielding corporate bonds. Even though yield spreads recently have been slightly lower than their long-term averages, we think default rates should remain low and that lower-rated bonds should continue to produce good returns against a backdrop of a strong economy buttressed by the accommodative monetary policies of the Federal Reserve System (the Fed). Nevertheless, there are risks in the market. The large and growing national debt eventually could increase inflationary pressures and lead to higher Treasury yields, both of which are factors that could adversely affect the values of bonds in general, and high-yield corporate debt specifically. We think the economic recovery already has achieved enough momentum to sustain itself and we are concerned that both the federal government and the Fed may act too slowly in removing stimulus from the economy and thus relieving inflationary pressures.


6     Pioneer High Income Trust | Annual Report | 3/31/11

   Despite those concerns, we believe that the economy is on a solid growth path which should support high-yield bond prices going forward. We expect high-yield bond prices to trade within a relatively modest range, with no major moves either up or down, and that the bonds should continue to produce steady income streams to investors.


Please refer to the Schedule of Investments on pages 12-36 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.


                       Pioneer High Income Trust | Annual Report | 3/31/11     7

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer High Income Trust | Annual Report | 3/31/11

Portfolio Summary | 3/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

Corporate Bonds & Notes                                    76.9%
Convertible Bonds                                           5.0%
Temporary Cash Investments                                  4.5%
Floating Rate Loan Interests                                3.7%
Municipal Bonds                                             3.6%
Asset Backed Securities                                     2.2%
Common Stock                                                2.0%
Sovereign Debt Obligations                                  0.7%
Collateralized Mortgage Obligations                         0.5%
Municipal Collateralized Debt Obligations                   0.4%
Convertible Preferred Stock                                 0.3%
Preferred Stock                                             0.2%
Rights/Warrants*                                            0.0%

*Less than 0.01%


Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)


[The following data was represented as a pie chart in the printed material]

0-1 year                                                  16.3%
1-3 years                                                 29.5%
3-4 years                                                 20.0%
4-6 years                                                 26.2%
6-8 years                                                  3.1%
8 + years                                                  4.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*


 1.    Xerox Capital Trust I, 8.0%, 2/1/27                                  2.20%
 2.    Exopack Holdings Corp., 11.25%, 2/1/14                               1.17
 3.    Cia Brasileira de Bebida, 10.5%, 12/15/11                            1.15
 4.    NCO Group, Inc., 11.875%, 11/15/14                                   1.15
 5.    Southern States Cooperative, Inc., 11.25%, 5/15/15 (144A)            1.13
 6.    AGY Holding Corp., 11.0%, 11/15/14                                   1.00
 7.    Allmerica Financial Corp., 7.625%, 10/15/25                          0.99
 8.    Charlotte Special Facilities Refunding Revenue, 5.6%, 7/1/27         0.94
 9.    Mueller Water Products, Inc., 7.375%, 6/1/17                         0.93
10.    Sally Holdings LLC, 10.5%, 11/15/16                                  0.92

* This list excludes temporary cash investments and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                       Pioneer High Income Trust | Annual Report | 3/31/11     9

Prices and Distributions | 3/31/11

Market Value per Common Share
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                         3/31/11          3/31/10
---------------------------------------------------------------------
                                        $  16.55         $  15.38
---------------------------------------------------------------------
 Premium                                   15.5%            16.3%
---------------------------------------------------------------------


Net Asset Value per Common Share
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                                         3/31/11          3/31/10
---------------------------------------------------------------------
                                        $ 14.33          $ 13.23
---------------------------------------------------------------------


Distributions per Common Share
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                         Net
                      Investment      Short-Term        Long-Term
                        Income       Capital Gains     Capital Gains
---------------------------------------------------------------------
4/1/10-3/31/11          $ 1.65         $ --              $ --
---------------------------------------------------------------------


10     Pioneer High Income Trust | Annual Report | 3/31/11

Performance Update | 3/31/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.


Cumulative Total Returns
(As of March 31, 2011)
-------------------------------------------------------------
                         Net Asset         Market
Period                   Value (NAV)       Price
-------------------------------------------------------------
 Life-of-Trust
 (4/26/02)               199.16%           230.07%
 5 Years                  71.16             89.80
 1 Year                   20.91             20.12
-------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                             Bank of America
                         Pioneer              Merrill Lynch
                       High Income             High Yield
                          Trust              Master II Index
4/02                      10,000                10,000
3/03                      10,729                10,169
                          13,661                12,428
3/05                      13,930                13,291
                          17,391                14,252
3/07                      20,453                15,903
                          17,308                15,344
3/09                      12,507                12,233
                          27,477                19,232
3/11                      33,007                21,959


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.


Index comparison begins April 30, 2002. The Bank of America Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index is not leveraged. It is not possible to invest directly in the Index.


                      Pioneer High Income Trust | Annual Report | 3/31/11     11

Schedule of Investments | 3/31/11 (Consolidated)


---------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 3.0% of Net Assets
                               TRANSPORTATION -- 0.2%
                               Airlines -- 0.2%
  955,371(a)         BB/Caa2   Aviation Capital Group Trust, 0.735%,
                               11/15/25 (144A)                                         $    616,214
  248,016               B/B1   Continental Airlines, Inc., Series B, 8.499%, 11/1/12        248,016
                                                                                       ------------
                               Total Transportation                                    $    864,230
---------------------------------------------------------------------------------------------------
                               BANKS -- 0.6%
                               Thrifts & Mortgage Finance -- 0.6%
  531,442(a)        AA+/Baa2   ACE Securities Corp., 1.15%, 12/25/34                   $    416,370
  283,349(a)         B-/Caa3   Amortizing Residential Collateral Trust,
                               1.525%, 1/25/32                                              116,407
  280,000(a)        CCC/Baa2   Bear Stearns Asset Backed Securities Trust,
                               0.7%, 1/25/47                                                126,408
  542,041(a)          B/Caa1   Citigroup Mortgage Loan Trust, Inc., 0.31%, 7/25/45          448,638
  180,208(a)        AAA/Caa2   FBR Securitization Trust, 0.95%, 10/25/35                    114,350
  965,000(a)          BBB/B2   Home Equity Asset Trust, 0.36%, 3/25/37                      800,729
  307,772(a)          B-/Ba2   Residential Asset Securities Corp., 0.48%, 1/25/36           279,372
  250,000(a)          CCC/B3   Security National Mortgage Loan Trust,
                               6.55%, 4/25/37 (144A)                                        196,875
                                                                                       ------------
                               Total Banks                                             $  2,499,149
---------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.2%
                               Investment Banking & Brokerage -- 0.1%
  500,000            BBB-/NR   Bear Stearns Commercial Mortgage Securities,
                               6.94%, 2/15/35 (144A)                                   $    494,726
---------------------------------------------------------------------------------------------------
                               Other Diversified Financial Services -- 0.6%
1,839,933(a)         B-/Caa1   Aircraft Finance Trust, 0.735%, 5/15/24 (144A)          $  1,122,359
   98,315(a)          B-/Ba3   Aircraft Finance Trust, 0.755%, 5/15/24 (144A)                91,433
2,416,434(a)          CCC/Ca   Loan Beach Mortgage Loan Trust, 0.44%, 3/25/46               987,442
                                                                                       ------------
                                                                                       $  2,201,234
---------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.5%
  850,000          BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                               4/25/37 (144A)                                          $    864,875
2,000,000(a)       CCC+/Caa2   Lease Investment Flight Trust, 0.645%, 7/15/31             1,250,000
                                                                                       ------------
                                                                                       $  2,114,875
                                                                                       ------------
                               Total Diversified Financials                            $  4,810,835
---------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Mortgage Real Estate Investment Trust -- 0.1%
  600,000            BBB-/B2   Credit Suisse First Boston Mortgage Securities Corp.,
                               5.51%, 3/15/35 (144A)                                   $    547,445
                                                                                       ------------
                               Total Real Estate                                       $    547,445
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

12     Pioneer High Income Trust | Annual Report | 3/31/11

-------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.9%
                                     Multi-Utilities -- 0.9%
     3,603,567              NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                  $  3,513,477
                                                                                           ------------
                                     Total Utilities                                       $  3,513,477
-------------------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $11,254,302)                                    $ 12,235,136
-------------------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
                                     of Net Assets
                                     BANKS -- 0.8%
                                     Thrifts & Mortgage Finance -- 0.8%
       347,893(a)         AA+/Ba3    Carrington Mortgage Loan Trust, 0.37%, 2/25/37        $    329,098
     1,504,000(a)       BBB+/Caa2    Carrington Mortgage Loan Trust, 0.45%, 2/25/37           1,021,554
       366,918(a)        CCC/Caa3    Countrywide Alternative Loan Trust, 0.58%, 10/25/35        230,239
       242,427(a)           B+/B1    JPMorgan Mortgage Trust, 2.989%, 11/25/35                  233,054
       577,939(a)             D/C    Luminent Mortgage Trust, 0.51%, 7/25/36                     24,885
       360,082(a)       BBB-/Caa1    Structured Asset Mortgage Investments, Inc.,
                                     0.56%, 9/25/45                                             237,944
       788,266(a)        AAA/Caa1    WaMu Mortgage Pass Through Certificates,
                                     0.48%, 4/25/45                                             679,530
       343,265(a)          CCC/NR    WaMu Mortgage Pass Through Certificates,
                                     5.561%, 12/25/36                                           324,732
                                                                                           ------------
                                     Total Banks                                           $  3,081,036
-------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $3,547,403)                                     $  3,081,036
-------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS & NOTES -- 109.1% of Net Assets
                                     ENERGY -- 12.9%
                                     Coal & Consumable Fuels -- 2.4%
     1,350,000             BB/Ba3    Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)        $  1,576,125
     2,329,000             BB-/B1    Drummond Co., Inc., 9.0%, 10/15/14 (144A)                2,468,740
     3,890,000             B/Caa1    Foresight Energy LLC, 9.625%, 8/15/17 (144A)             4,186,612
     1,166,000               B/B3    Murray Energy Corp., 10.25%, 10/15/15 (144A)             1,253,450
                                                                                           ------------
                                                                                           $  9,484,927
-------------------------------------------------------------------------------------------------------
                                     Integrated Oil & Gas -- 0.8%
     2,740,000             BB-/B1    Northern Tier Energy LLC, 10.5%, 12/1/17 (144A)       $  3,103,050
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 1.8%
 NOK 2,000,000(a)           NR/NR    Aker Drilling ASA, 9.62%, 2/24/16                     $    370,588
 NOK 3,500,000              NR/NR    Aker Drilling ASA, 11.0%, 2/24/16                          648,529
     2,462,564              NR/NR    DDI Holding AS, 9.3%, 1/19/12 (144A)                     2,462,564
       500,000            B-/Caa1    Hercules Offshore, Inc., 10.5%, 10/15/17 (144A)            512,500
     1,085,000              B-/NR    Offshore Group Investments, Ltd., 11.5%, 8/1/15          1,204,350


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     13

-----------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                          Value
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Drilling -- (continued)
     1,900,000                     B/NR    Pioneer Drilling Co., 9.875%, 3/15/18               $  2,042,500
                                                                                               ------------
                                                                                               $  7,241,031
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 3.3%
     4,500,000                    B+/B1    American Petroleum Tankers LLC, 10.25%,
                                           5/1/15 (144A)                                       $  4,736,250
     3,000,000                  B-/Caa1    Aquilex Holdings LLC, 11.125%, 12/15/16                3,168,750
       600,000(b)                 NR/NR    DP Producer AS, 0.0%, 12/5/11 (144A)                       6,000
     1,515,000                    B-/B2    Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16 (144A)                                        1,499,850
       238,581(b)                 NR/NR    Nexus 1 Pte, Ltd., 10.5%, 3/7/12 (144A)                      239
       385,386(b)                 NR/NR    PetroProd, Ltd., 0.0%, 1/12/12 (144A)                        385
       900,000(a)                 NR/NR    Sevan Marine ASA, 3.443%, 5/14/13                        839,250
       800,000                    NR/NR    Sevan Marine ASA, 12.0%, 8/10/15 (144A)                  858,000
NOK  4,500,000                    NR/NR    Sevan Marine ASA, 13.25%, 8/10/15 (144A)                 870,430
NOK  6,000,000                    NR/NR    Sevan Marine ASA, 14.0%, 12/22/14                      1,144,303
                                                                                               ------------
                                                                                               $ 13,123,457
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 3.3%
       775,000                   B2/BB-    Berry Petroleum Co., 10.25%, 6/1/14                 $    899,000
       390,000                   B1/BB-    Denbury Resources, Inc., 9.75%, 3/1/16                   439,725
     1,750,000                   B2/BB-    Hilcorp Energy I LP, 9.0%, 6/1/16 (144A)               1,833,125
       678,000                     B2/B    Linn Energy LLC, 11.75%, 5/15/17                         813,600
     2,125,000(c)                 NR/NR    Norse Energy Corp. ASA, 6.5%, 7/14/11 (144A)           1,955,000
NOK  5,000,000                    NR/NR    Norwegian Energy Co. AS, 12.9%, 11/20/14                 955,846
     3,660,000                    B3/B-    Quicksilver Resources, Inc., 7.125%, 4/1/16            3,614,250
     1,497,000                  Caa1/B-    Rosetta Resources, Inc., 9.5%, 4/15/18                 1,661,670
     1,250,000(d)(e)               B3/B    SandRidge Energy, Inc., 8.625%, 4/1/15                 1,303,912
                                                                                               ------------
                                                                                               $ 13,476,128
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.9%
     1,000,000                   BB-/B3    Coffeyville Resources LLC, 10.875%, 4/1/17 (144A)   $  1,137,500
     2,215,000                  BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                            2,514,025
                                                                                               ------------
                                                                                               $  3,651,525
-----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.4%
       350,000(a)                BB/Ba1    Enterprise Products Operating LLC, 8.375%, 8/1/66   $    378,000
     1,524,000(a)                BB/Ba1    Southern Union Co., 7.2%, 11/1/66                      1,455,420
                                                                                               ------------
                                                                                               $  1,833,420
                                                                                               ------------
                                           Total Energy                                        $ 51,913,538
-----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

14     Pioneer High Income Trust | Annual Report | 3/31/11

-------------------------------------------------------------------------------------------------------------
Principal                     S&P/Moody's
Amount                        Ratings
USD ($)                       (unaudited)                                                        Value
-------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 18.1%
                                          Aluminum -- 0.6%
       1,005,585(a)(e)         CCC+/B3    Noranda Aluminum Acquisition Corp.,
                                          5.193%, 5/15/15                                        $    962,848
       1,320,000                  B/B2    Novelis, Inc., 8.75%, 12/15/20 (144A)                     1,452,000
                                                                                                 ------------
                                                                                                 $  2,414,848
-------------------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 2.5%
       3,250,000                 NR/WR    Basell Finance Co., 8.1%, 3/15/27 (144A)               $  3,640,000
       1,350,000             CCC+/Caa1    Hexion US Finance Corp., 9.0%, 11/15/20 (144A)            1,399,781
       4,500,000              BBB-/Ba1    Methanex Corp., 8.75%, 8/15/12                            4,848,750
                                                                                                 ------------
                                                                                                 $  9,888,531
-------------------------------------------------------------------------------------------------------------
                                          Diversified Chemicals -- 1.1%
EURO     350,000                 NR/NR    Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)       $    485,511
       2,625,000              CCC/Caa2    Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)            2,647,969
EURO     950,000                 NR/NR    Momentive Performance Materials, Inc.,
                                          9.5%, 1/15/21 (144A)                                      1,378,482
                                                                                                 ------------
                                                                                                 $  4,511,962
-------------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 1.2%
       4,070,000              BBB/Baa2    Teck Resources, Ltd., 10.25%, 5/15/16                  $  4,894,175
-------------------------------------------------------------------------------------------------------------
                                          Materials -- 1.4%
       5,690,000               CCC+/B3    AGY Holding Corp., 11.0%, 11/15/14                     $  5,448,175
-------------------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 1.6%
       2,500,000               CCC+/B2    AEP Industries, Inc., 7.875%, 3/15/13                  $  2,496,875
       1,450,000(e)            CCC+/B3    BWAY Holdings Co., 10.0%, 6/15/18 (144A)                  1,595,000
       2,400,000             CCC+/Caa1    BWAY Holdings Co., 10.125%, 11/5/15 (144A)                2,472,000
                                                                                                 ------------
                                                                                                 $  6,563,875
-------------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 4.0%
       2,000,000              CCC/Caa1    Berry Plastics Corp., 9.5%, 5/15/18                    $  1,990,000
       2,657,034(c)              NR/NR    Corp Durango SAB de CV, 6.0%, 8/27/16                     2,404,616
       2,795,000               B-/Caa1    Graham Packaging Co., 9.875%, 10/15/14                    2,889,331
       3,847,000(d)               B/B3    Graphic Packaging International, Inc., 9.5%, 8/15/13      3,933,557
       2,500,000                  B/B3    Pretium Packaging LLC, 11.5%, 4/1/16 (144A)               2,525,000
       2,250,000                  B/B3    U.S. Corrugated, Inc., 10.0%, 6/1/13                      2,205,000
                                                                                                 ------------
                                                                                                 $ 15,947,504
-------------------------------------------------------------------------------------------------------------
                                          Paper Products -- 3.2%
       2,136,000                 B+/B1    ABI Escrow Corp., 10.25%, 10/15/18 (144A)              $  2,360,280
       2,000,000                 B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)              2,105,000
         600,000               CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15                     582,000
         405,000                BB/Ba3    Clearwater Paper Corp., 10.625%, 6/15/16                    457,650
       6,157,000                  B/B3    Exopack Holdings Corp., 11.25%, 2/1/14                    6,334,014
         776,000                  B/B3    Mercer International, Inc., 9.5%, 12/1/17 (144A)            849,720
                                                                                                 ------------
                                                                                                 $ 12,688,664
-------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     15

---------------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 0.1%
  575,000               B/B1    Vertellus Specialities, Inc., 9.375%, 10/1/15 (144A)   $    615,250
---------------------------------------------------------------------------------------------------
                                Steel -- 2.4%
4,660,000          CCC+/Caa2    Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)       $  4,287,200
1,100,000              B+/B3    Atkore International, Inc., 9.875%, 1/1/18 (144A)         1,174,250
2,400,000           BBB-/Ba1    CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)            2,808,000
1,250,000               B/B3    Severstal Columbus LLC, 10.25%, 2/15/18                   1,381,250
                                                                                       ------------
                                                                                       $  9,650,700
                                                                                       ------------
                                Total Materials                                        $ 72,623,684
---------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 9.9%
                                Aerospace & Defense -- 2.0%
3,300,000               B/B3    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)               $  3,382,500
1,465,000             BB/Ba3    BE Aerospace, Inc., 8.5%, 7/1/18                          1,622,487
  570,000           BBB-/Ba3    Digitalglobe, Inc., 10.5%, 5/1/14                           646,237
1,984,000               B/B1    DynCorp International, Inc., 10.375%, 7/1/17 (144A)       2,147,680
  295,000            BB-/Ba3    GeoEye, Inc., 9.625%, 10/1/15                               333,719
                                                                                       ------------
                                                                                       $  8,132,623
---------------------------------------------------------------------------------------------------
                                Building Products -- 0.4%
1,935,000(b)           NR/WR    Industrias Unidas SA de CV, 11.5%,
                                11/15/16 (144A)                                        $  1,499,625
---------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 0.7%
1,500,000             B+/Ba3    Abengoa Finance SAU, 8.875%, 11/1/17 (144A)            $  1,496,250
1,375,000            B+/Caa1    New Enterprise Stone & Lime Co., 11.0%,
                                9/1/18 (144A)                                             1,392,187
                                                                                       ------------
                                                                                       $  2,888,437
---------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery & Heavy Trucks -- 1.3%
  570,000            B+/Caa1    American Railcar Industries, Inc., 7.5%, 3/1/14        $    579,975
3,250,000           CCC/Caa2    Commercial Vehicle Group, Inc., 8.0%, 7/1/13              3,274,375
  383,000           CCC/Caa1    Greenbrier Cos., Inc., 8.375%, 5/15/15                      395,447
  774,000(d)           B+/B3    Manitowoc Co., Inc., 9.5%, 2/15/18                          855,270
                                                                                       ------------
                                                                                       $  5,105,067
---------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.5%
2,000,000              B-/B3    WireCo WorldGroup, 9.5%, 5/15/17 (144A)                $  2,130,000
---------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 1.3%
1,475,000              NR/NR    Little Traverse Bay Bands of Odawa Indians,
                                9.0%, 8/31/20 (144A)                                   $  1,327,500
3,889,000            CCC+/B3    Park-Ohio Industries, Inc., 8.375%, 11/15/14              4,007,303
                                                                                       ------------
                                                                                       $  5,334,803
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

16     Pioneer High Income Trust | Annual Report | 3/31/11

----------------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                             Value
----------------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 2.2%
        3,180,000(b)          NR/WR    Indalex Holding Corp., 11.5%, 2/1/14                   $     59,625
        1,080,000              B/B3    Liberty Tire Recycling, 11.0%, 10/1/16 (144A)             1,212,300
        5,170,000           CCC+/B3    Mueller Water Products, Inc., 7.375%, 6/1/17              5,053,675
        2,440,000             B+/NR    WPE International Cooperatief, 10.375%,
                                       9/30/20 (144A)                                            2,525,400
                                                                                              ------------
                                                                                              $  8,851,000
----------------------------------------------------------------------------------------------------------
                                       Trading Companies & Distributors -- 1.5%
          500,000              B/B3    Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
                                       9.625%, 3/15/18                                        $    552,500
        1,790,000             NR/B3    Intcomex, Inc., 13.25%, 12/15/14                          1,883,975
        3,370,000              B/B1    Wesco Distribution, Inc., 7.5%, 10/15/17                  3,462,675
                                                                                              ------------
                                                                                              $  5,899,150
                                                                                              ------------
                                       Total Capital Goods                                    $ 39,840,705
----------------------------------------------------------------------------------------------------------
                                       COMMERCIAL & PROFESSIONAL SERVICES -- 5.0%
                                       Commercial Printing -- 0.6%
        2,560,000           CCC+/B2    Sheridan Acquisition Corp., 10.25%, 8/15/11            $  2,560,000
----------------------------------------------------------------------------------------------------------
                                       Diversified Support Services -- 1.0%
            4,450(f)          NR/B3    MSX International UK, 12.5%, 4/1/12 (144A)             $  3,827,000
----------------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- 0.4%
        2,180,000(b)          NR/WR    Aleris International, Inc., 10.0%, 12/15/16            $        327
          892,000           CCC+/B3    Brickman Group Holdings, Inc., 9.125%,
                                       11/1/18 (144A)                                              954,440
          315,000            BB-/B2    Casella Waste Systems, Inc., 11.0%, 7/15/14                 356,737
        1,275,000(a)(g)       NR/NR    Ohio Air Quality Development Authority Revenue,
                                       7.29%, 6/8/22 (144A)                                        133,492
                                                                                              ------------
                                                                                              $  1,444,996
----------------------------------------------------------------------------------------------------------
                                       Office Services & Supplies -- 3.0%
       11,830,000           BB/Baa3    Xerox Capital Trust I, 8.0%, 2/1/27                    $ 12,037,025
                                                                                              ------------
                                       Total Commercial & Professional Services               $ 19,869,021
----------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 2.5%
                                       Air Freight & Logistics -- 1.3%
          500,000              B/B2    AMGH Merger Sub, Inc., 9.25%, 11/1/18 (144A)           $    536,875
EURO      272,000          CCC/Caa3    CEVA Group Plc, 10.0%, 12/1/16 (144A)                       358,977
        3,351,000         CCC+/Caa1    CEVA Group Plc, 11.5%, 4/1/18 (144A)                      3,640,024
          720,000(d)      CCC+/Caa1    CEVA Group Plc, 11.625%, 10/1/16 (144A)                     792,000
                                                                                              ------------
                                                                                              $  5,327,876
----------------------------------------------------------------------------------------------------------
                                       Airlines -- 0.2%
          881,000           BB-/Ba2    Delta Airlines, Inc., 9.5%, 9/15/14 (144A)             $    936,063
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     17

-------------------------------------------------------------------------------------------------
Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                                Railroads -- 0.2%
  900,000(e)        CCC/Caa3    Florida East Coast Holdings Corp., 10.5%,
                                8/1/17 (144A)                                        $    907,463
-------------------------------------------------------------------------------------------------
                                Trucking -- 0.8%
1,375,000            B-/Caa1    Swift Services Holdings, Inc., 10.0%,
                                11/15/18 (144A)                                      $  1,491,875
1,430,000               B/B3    Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)      1,480,050
                                                                                     ------------
                                                                                     $  2,971,925
                                                                                     ------------
                                Total Transportation                                 $ 10,143,327
-------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 3.8%
                                Auto Parts & Equipment -- 3.5%
1,250,000          CCC+/Caa2    Allison Transmission, Inc., 11.0%, 11/1/15 (144A)    $  1,356,250
2,761,300(e)       CCC+/Caa2    Allison Transmission, Inc., 11.25%, 11/1/15 (144A)      2,989,107
  950,000              B+/B1    Pinafore LLC, 9.0%, 10/1/18 (144A)                      1,030,750
4,760,000           CCC/Caa1    Stanadyne Corp., 10.0%, 8/15/14                         4,879,000
1,500,000          CCC-/Caa3    Stanadyne Corp., 12.0%, 2/15/15                         1,548,750
1,779,000(d)           B+/B1    Tower Automotive Holdings USA LLC, 10.625%,
                                9/1/17 (144A)                                           1,988,032
                                                                                     ------------
                                                                                     $ 13,791,889
-------------------------------------------------------------------------------------------------
                                Tires & Rubber -- 0.3%
1,165,000              B+/B1    Goodyear Tire & Rubber Co., 10.5%, 5/15/16           $  1,304,800
                                                                                     ------------
                                Total Automobiles & Components                       $ 15,096,689
-------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 4.9%
                                Homebuilding -- 1.7%
3,115,000           CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 6/15/18              $  3,150,044
  750,000           CCC/Caa2    Beazer Homes USA, Inc., 9.125%, 5/15/19 (144A)            758,438
3,060,000              B+/B1    Meritage Homes Corp., 6.25%, 3/15/15                    3,082,950
                                                                                     ------------
                                                                                     $  6,991,432
-------------------------------------------------------------------------------------------------
                                Housewares & Specialities -- 2.1%
1,435,000               B/B2    Jarden Corp., 7.5%, 5/1/17                           $  1,531,863
3,690,000(d)            B/B2    Yankee Acquisition Corp., 8.5%, 2/15/15                 3,828,375
1,500,000            CCC+/B3    Yankee Acquisition Corp., 9.75%, 2/15/17                1,595,625
1,425,000(e)       CCC+/Caa1    YCC Holdings LLC, 10.25%, 2/15/16 (144A)                1,435,688
                                                                                     ------------
                                                                                     $  8,391,551
-------------------------------------------------------------------------------------------------
                                Leisure Products -- 1.1%
4,000,000              B-/B2    Icon Health & Fitness, Inc., 11.875%,
                                10/15/16 (144A)                                      $  4,250,000
                                                                                     ------------
                                Total Consumer Durables & Apparel                    $ 19,632,983
-------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18     Pioneer High Income Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 2.3%
                                   Casinos & Gaming -- 1.1%
      1,650,000(b)        NR/WR    Buffalo Thunder Development Authority, 9.375%,
                                   12/15/14 (144A)                                        $    602,250
        975,000           B+/B2    FireKeepers Development Authority, 13.875%,
                                   5/1/15 (144A)                                             1,155,375
      1,375,000(b)        NR/WR    Mashantucket Western Pequot Tribe, 8.5%,
                                   11/15/15 (144A)                                             137,500
        401,000          B/Caa1    Pinnacle Entertainment, Inc., 8.75%, 5/15/20                417,040
      1,585,000           B+/B2    Pokagon Gaming Authority, 10.375%,
                                   6/15/14 (144A)                                            1,640,475
        740,000        CCC/Caa2    Shingle Springs Tribal Gaming Authority, 9.375%,
                                   6/15/15 (144A)                                              488,400
                                                                                          ------------
                                                                                          $  4,441,040
------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.1%
        555,000            B/B2    Cambium Learning Group, Inc., 9.75%,
                                   2/15/17 (144A)                                         $    561,938
------------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.6%
      1,400,000(d)      B-/Caa1    Burger King Corp., 9.875%, 10/15/18                    $  1,482,250
        893,000       CCC+/Caa2    Dunkin Finance Corp., 9.625%, 12/1/18 (144A)                909,744
                                                                                          ------------
                                                                                          $  2,391,994
------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.5%
      1,750,000           B-/B3    Stonemor Operating LLC, 10.25%, 12/1/17                $  1,833,125
                                                                                          ------------
                                   Total Consumer Services                                $  9,228,097
------------------------------------------------------------------------------------------------------
                                   MEDIA -- 7.1%
                                   Advertising -- 2.1%
      2,900,000           B-/B3    Affinity Group, Inc., 11.5%, 12/1/16 (144A)            $  3,045,000
      2,690,000          BB-/B2    MDC Partners, Inc., 11.0%, 11/1/16                        3,012,800
      2,600,000         B-/Caa2    Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18 (144A)       2,421,250
                                                                                          ------------
                                                                                          $  8,479,050
------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 3.8%
      1,096,054            B/B2    CCH II LLC/CCH II Capital Corp., 13.5%, 11/30/16       $  1,312,525
        970,000            B/B1    Hughes Network Systems LLC, 9.5%, 4/15/14                 1,001,525
      4,320,000            B/B1    Hughes Network Systems LLC, 9.5%, 4/15/14                 4,460,400
      3,638,075(e)    CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                     3,992,787
        734,000            B/B3    Intelsat Subsidiary Holding Co., Ltd., 8.5%, 1/15/13        736,202
      1,500,000(d)    CCC+/Caa2    Ono Finance II PLC, 10.875%, 7/15/19 (144A)               1,605,000
EURO    350,000           NR/NR    Ono Finance II PLC, 11.125%, 7/15/19 (144A)                 528,971
        535,000         B-/Caa1    Telesat Canada, 11.0%, 11/1/15                              595,856
        800,000         B-/Caa1    Telesat Canada, 12.5%, 11/1/17                              954,000
                                                                                          ------------
                                                                                          $ 15,187,266
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     19

---------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.7%
2,765,000          CCC+/Caa1    AMC Entertainment Holdings, Inc., 9.75%,
                                12/1/20 (144A)                                         $  2,958,550
---------------------------------------------------------------------------------------------------
                                Publishing -- 0.5%
  400,000            B-/Caa1    Interactive Data Corp., 10.25%, 8/1/18 (144A)          $    449,000
1,400,000          CCC+/Caa2    TL Acquisitions, Inc., 10.5%, 1/15/15 (144A)              1,428,000
                                                                                       ------------
                                                                                       $  1,877,000
                                                                                       ------------
                                Total Media                                            $ 28,501,866
---------------------------------------------------------------------------------------------------
                                RETAILING -- 2.6%
                                Automotive Retailing -- 0.2%
  640,000            B-/Caa1    Sonic Automotive, Inc., 8.625%, 8/15/13                $    648,000
---------------------------------------------------------------------------------------------------
                                Internet Retailing -- 1.2%
4,340,000               B/B1    Ticketmaster Entertainment, Inc., 10.75%, 8/1/16       $  4,741,450
---------------------------------------------------------------------------------------------------
                                Specialty Stores -- 1.2%
4,615,000(d)          B/Caa1    Sally Holdings LLC, 10.5%, 11/15/16                    $  5,018,813
                                                                                       ------------
                                Total Retailing                                        $ 10,408,263
---------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 5.5%
                                Agricultural Products -- 1.5%
5,622,000              B+/B3    Southern States Cooperative, Inc., 11.25%,
                                5/15/15 (144A)                                         $  6,113,925
---------------------------------------------------------------------------------------------------
                                Brewers -- 1.6%
5,885,000            BBB+/A3    Cia Brasileira de Bebida, 10.5%, 12/15/11              $  6,267,525
---------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 1.5%
  775,000              NR/B1    Bertin, Ltd., 10.25%, 10/5/16 (144A)                   $    858,313
1,500,000              B-/B3    FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                9.875%, 2/1/20 (144A)                                     1,513,125
  500,000              B+/B1    Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)             530,000
2,862,000               B/B3    Minerva Overseas II, Ltd., 10.875%,
                                11/15/19 (144A)                                           3,155,355
                                                                                       ------------
                                                                                       $  6,056,793
---------------------------------------------------------------------------------------------------
                                Tobacco -- 0.9%
3,450,000              B+/B2    Alliance One International, Inc., 10.0%, 7/15/16       $  3,497,438
                                                                                       ------------
                                Total Food, Beverage & Tobacco                         $ 21,935,681
---------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                Personal Products -- 0.3%
1,050,000               B/B3    Revlon Consumer Products Corp., 9.75%, 11/15/15        $  1,136,625
                                                                                       ------------
                                Total Household & Personal Products                    $  1,136,625
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20     Pioneer High Income Trust | Annual Report | 3/31/11

-------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 5.3%
                                   Health Care Equipment & Services -- 0.7%
3,000,000             CCC+/Caa2    Accellent, Inc., 10.0%, 11/1/17 (144A)                  $  3,000,000
-------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 1.2%
  535,000               B-/Caa1    HCA, Inc., 6.25%, 2/15/13                               $    555,063
3,308,147(e)             BB-/B2    HCA, Inc., 9.625%, 11/15/16                                3,564,528
  110,000                BB-/B2    HCA, Inc., 9.875%, 2/15/17                                   123,200
  775,000             CCC+/Caa1    Vanguard Health Systems, Inc., 0.0%, 2/1/16 (144A)           492,125
                                                                                           ------------
                                                                                           $  4,734,916
-------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 2.0%
1,287,000                 B-/B3    Bioscrip, Inc., 10.25%, 10/1/15                         $  1,340,089
2,527,000                 B-/NR    Gentiva Health Services, Inc., 11.5%, 9/1/18               2,858,669
3,725,000             CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)      3,855,375
                                                                                           ------------
                                                                                           $  8,054,133
-------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 1.4%
1,000,000                B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15                    $  1,072,500
4,085,000(e)              B-/B3    Biomet, Inc., 10.375%, 10/15/17                            4,473,075
                                                                                           ------------
                                                                                           $  5,545,575
                                                                                           ------------
                                   Total Health Care Equipment & Services                  $ 21,334,624
-------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 2.3%
                                   Biotechnology -- 1.2%
1,200,000                B/Caa1    ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)        $  1,260,000
1,729,000                 B+/B3    Lantheus Medical Imaging, Inc., 9.75%, 5/15/17             1,802,483
1,625,000                 B+/B3    Lantheus Medical Imaging, Inc., 9.75%,
                                   5/15/17 (144A)                                             1,694,063
                                                                                           ------------
                                                                                           $  4,756,546
-------------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.6%
  961,893(e)             B/Caa1    Catalent Pharma Solutions, Inc., 9.5%, 4/15/15          $    987,143
1,344,000                 B+/B3    PharmaNet Development Group, Inc., 10.875%,
                                   4/15/17 (144A)                                             1,478,400
                                                                                           ------------
                                                                                           $  2,465,543
-------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.5%
2,020,000                 NR/NR    KV Pharmaceutical Co., 12.0%, 3/15/15 (144A)            $  1,888,700
                                                                                           ------------
                                   Total Pharmaceuticals & Biotechnology
                                   & Life Sciences                                         $  9,110,789
-------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.3%
                                   Diversified Banks -- 0.3%
1,265,000(a)(h)         BB+/Ba3    ABN AMRO North American Holding Preferred Capital
                                   Repackaging Trust I, 6.523% (144A)                      $  1,208,075
  400,000(a)             NR/Ba2    Banco Macro SA, 10.75%, 6/7/12                               300,000
                                                                                           ------------
                                                                                           $  1,508,075
-------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     21

----------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------------
                                        Regional Banks -- 1.0%
     1,225,000(a)(h)        BBB/Baa3    PNC Financial Services Group, Inc., 8.25%             $  1,292,948
     1,790,000(a)(h)       BBB+/Baa1    State Street Capital Trust III, 8.25%                    1,792,327
       750,000(a)(h)         A-/Baa3    Wells Fargo Capital XV, 9.75%                              823,125
                                                                                              ------------
                                                                                              $  3,908,400
                                                                                              ------------
                                        Total Banks                                           $  5,416,475
----------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 3.8%
                                        Asset Management & Custody Banks -- 0.3%
       975,000(a)          BBB-/Baa3    Janus Capital Group, Inc., 6.95%, 6/15/17             $  1,050,858
----------------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.5%
     2,325,000(a)(h)       BBB-/Baa2    Goldman Sachs Capital II, 5.793%                      $  2,005,313
----------------------------------------------------------------------------------------------------------
                                        Multi-Sector Holdings -- 0.5%
     2,200,000                  B/B2    Constellation Enterprises LLC, 10.625%,
                                        2/1/16 (144A)                                         $  2,266,000
----------------------------------------------------------------------------------------------------------
                                        Other Diversified Financial Services -- 0.4%
       250,000(a)              BB/NR    Ibis Re, Ltd., 10.56%, 5/10/12 (144A)                 $    260,025
       800,000(a)              BB/NR    Lodestone Re, Ltd., 7.38%, 1/8/14, (144A)                  790,880
       500,000(a)             BB-/NR    Queen Street II Capital, Ltd., 7.57%, 4/9/14 (144A)        496,950
                                                                                              ------------
                                                                                              $  1,547,855
----------------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 2.1%
       500,000               BB/Baa3    Capital One Capital V, 10.25%, 8/15/39                $    542,500
       300,000(a)              B-/NR    Montana Re, Ltd., 13.56%, 12/7/12 (144A)                   296,850
       695,000                 B+/B2    National Money Mart Co., 10.375%, 12/15/16                 774,925
     7,140,000             CCC-/Caa3    NCO Group, Inc., 11.875%, 11/15/14                       6,247,500
       500,000(a)              NR/NR    Successor X, Ltd., 13.0%, 2/25/14 (144A)                   481,850
                                                                                              ------------
                                                                                              $  8,343,625
                                                                                              ------------
                                        Total Diversified Financials                          $ 15,213,651
----------------------------------------------------------------------------------------------------------
                                        INSURANCE -- 6.7%
                                        Insurance Brokers -- 3.3%
     3,305,000              CCC/Caa1    Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)        $  3,503,300
       100,000               CCC+/B3    HUB International Holdings, Inc., 9.0%,
                                        12/15/14 (144A)                                            104,500
     4,455,000             CCC+/Caa1    HUB International Holdings, Inc., 10.25%,
                                        6/15/15 (144A)                                           4,610,925
GBP    725,000                 NR/B3    Towergate Finance PLC, 10.5%, 2/15/19 (144A)             1,191,192
     2,286,000(a)             CCC/B3    U.S.I. Holdings Corp., 4.188%, 11/15/14 (144A)           2,223,135
     1,610,000              CCC/Caa1    U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)             1,650,250
                                                                                              ------------
                                                                                              $ 13,283,302
----------------------------------------------------------------------------------------------------------
                                        Multi-Line Insurance -- 1.4%
     3,075,000(a)            BB/Baa3    Liberty Mutual Group, Inc., 10.75%, 6/15/88 (144A)    $  3,997,500
     1,100,000              BBB/Baa2    MetLife, Inc., 10.75%, 8/1/69                            1,518,000
                                                                                              ------------
                                                                                              $  5,515,500
----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

22     Pioneer High Income Trust | Annual Report | 3/31/11

--------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                                  Value
--------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 1.4%
5,300,000             BBB-/Baa3    Allmerica Financial Corp., 7.625%, 10/15/25              $  5,379,399
  120,000(a)(h)          BB/Ba2    White Mountains Insurance Group, Ltd.,
                                   7.506% (144A)                                                 114,794
                                                                                            ------------
                                                                                            $  5,494,193
--------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.6%
  375,000(a)             BB+/NR    Blue Fin, Ltd., 4.703% 4/10/12 (144A)                    $    370,575
  350,000(a)             BB+/NR    Foundation Re III, Ltd., 5.09%, 2/25/15 (144A)                346,045
  250,000(a)             BB-/NR    Mystic Re II, Ltd., 10.311%, 6/7/11 (144A)                    252,100
  650,000(a)             BB-/NR    Residential Reinsurance 2008, Ltd., 7.061%,
                                   6/6/11 (144A)                                                 651,105
  850,000(a)              B-/NR    Residential Reinsurance 2008, Ltd., 11.811%,
                                   6/6/11 (144A)                                                 858,245
                                                                                            ------------
                                                                                            $  2,478,070
                                                                                            ------------
                                   Total Insurance                                          $ 26,771,065
--------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.2%
                                   Real Estate Operating Companies -- 1.2%
  122,463(a)               B/NR    Alto Palermo SA, 11.0%, 6/11/12 (144A)                   $     53,884
5,000,000                 B-/B3    Forest City Enterprises, Inc., 7.625%, 6/1/15               4,900,000
                                                                                            ------------
                                   Total Real Estate                                        $  4,953,884
--------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 4.4%
                                   Application Software -- 0.9%
1,710,000                  B/B3    Allen Systems Group, Inc., 10.5%,
                                   11/15/16 (144A)                                          $  1,735,650
1,870,000             CCC+/Caa2    Vangent, Inc., 9.625%, 2/15/15                              1,860,650
                                                                                            ------------
                                                                                            $  3,596,300
--------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 1.0%
1,783,000               B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)                  $  1,778,543
  399,000               B-/Caa1    First Data Corp., 9.875%, 9/24/15                             408,975
1,783,000               B-/Caa1    First Data Corp., 12.625%, 1/15/21 (144A)                   1,934,555
                                                                                            ------------
                                                                                            $  4,122,073
--------------------------------------------------------------------------------------------------------
                                   Internet Software & Services -- 0.9%
2,892,000                 A-/A3    Terremark Worldwide, Inc., 12.0%, 6/15/17                $  3,578,850
--------------------------------------------------------------------------------------------------------
                                   IT Consulting & Other Services -- 0.7%
2,845,000             CCC+/Caa1    Activant Solutions, Inc., 9.5%, 5/1/16                   $  2,930,350
--------------------------------------------------------------------------------------------------------
                                   Systems Software -- 0.9%
3,775,781(e)              NR/NR    Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)           $  3,473,719
                                                                                            ------------
                                   Total Software & Services                                $ 17,701,292
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     23

--------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                Computer Storage & Peripherals -- 0.2%
  580,000           BBB/Baa3    Seagate Technology International, 10.0%,
                                5/1/14 (144A)                                         $    675,700
--------------------------------------------------------------------------------------------------
                                Electronic Equipment & Instruments -- 0.4%
1,550,000               B/B1    Da-Lite Screen Co., Inc., 12.5%, 4/1/15               $  1,679,813
                                                                                      ------------
                                Total Technology Hardware & Equipment                 $  2,355,513
--------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
                                Semiconductor Equipment -- 1.0%
3,600,000             B/Caa1    Aeroflex, Inc., 11.75%, 2/15/15                       $  3,915,000
                                                                                      ------------
                                Total Semiconductors & Semiconductor Equipment        $  3,915,000
--------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 5.8%
                                Alternative Carriers -- 2.1%
2,210,000               B/B2    Global Crossing, Ltd., 12.0%, 9/15/15                 $  2,519,400
1,000,000              B/Ba3    Paetec Holding Corp., 8.875%, 6/30/17                    1,077,500
3,865,000(d)       CCC+/Caa1    Paetec Holding Corp., 9.5%, 7/15/15                      4,048,588
  600,000          CCC+/Caa1    Paetec Holding Corp., 9.875%, 12/1/18 (144A)               633,000
                                                                                      ------------
                                                                                      $  8,278,488
--------------------------------------------------------------------------------------------------
                                Integrated Telecommunication Services -- 2.2%
1,100,000               B/NR    Bakrie Telecom PTE, Ltd., 11.5%, 5/7/15 (144A)        $  1,190,750
4,295,000              B-/B3    Broadview Networks Holdings, Inc.,
                                11.375%, 9/1/12                                          4,209,100
  539,000(d)         CCC+/B3    Cincinnati Bell, Inc., 8.75%, 3/15/18                      508,681
3,000,000             BB-/B2    GCI, Inc., 7.25%, 2/15/14                                3,030,000
                                                                                      ------------
                                                                                      $  8,938,531
--------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 1.5%
2,500,000          CCC+/Caa2    Intelsat Jackson Holdings, Ltd., 11.5%, 6/15/16       $  2,681,250
3,020,000              B-/B2    True Move Co., Ltd., 10.75%, 12/16/13 (144A)             3,269,150
                                                                                      ------------
                                                                                      $  5,950,400
                                                                                      ------------
                                Total Telecommunication Services                      $ 23,167,419
--------------------------------------------------------------------------------------------------
                                UTILITIES -- 1.8%
                                Electric Utilities -- 0.9%
  885,000            B-/Caa3    Energy Future Holdings Corp., 10.0%, 1/15/20          $    937,812
1,000,000            BB-/Ba2    PNM Resources, Inc., 9.25%, 5/15/15                      1,130,000
2,105,000(d)         CC/Caa3    Texas Competitive Electric Holdings Co., LLC, 15.0%,
                                4/1/21 (144A)                                            1,736,625
                                                                                      ------------
                                                                                      $  3,804,437
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24     Pioneer High Income Trust | Annual Report | 3/31/11

-----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy Traders -- 0.9%
 1,800,000               BB-/Ba3    Intergen NV, 9.0%, 6/30/17 (144A)                    $  1,939,500
 1,500,000                 NR/B2    Star Energy Geothermal (Wayang Windu), Ltd., 11.5%,
                                    2/12/15 (144A)                                          1,707,078
                                                                                         ------------
                                                                                         $  3,646,578
-----------------------------------------------------------------------------------------------------
                                    Total Utilities                                      $  7,451,015
-----------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $403,246,828)                                  $437,721,206
-----------------------------------------------------------------------------------------------------
                                    CONVERTIBLE BONDS & NOTES -- 7.1% of Net Assets
                                    ENERGY -- 1.8%
                                    Coal & Consumable Fuels -- 0.5%
 1,905,000                BB-/NR    Massey Energy Co., 3.25%, 8/1/15                     $  2,155,031
-----------------------------------------------------------------------------------------------------
                                    Oil & Gas Drilling -- 0.9%
 2,265,000(c)              NR/NR    Hercules Offshore, Inc., 3.375%, 6/1/38              $  2,140,425
 1,600,000(d)           BBB/Baa3    Transocean, Ltd., 1.5%, 12/15/37                        1,574,000
                                                                                         ------------
                                                                                         $  3,714,425
-----------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.4%
 1,340,000                BB/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37               $  1,455,575
                                                                                         ------------
                                    Total Energy                                         $  7,325,031
-----------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.8%
                                    Diversified Chemicals -- 0.8%
     4,000(f)             BB-/NR    Hercules, Inc., 6.5%, 6/30/29                        $  3,155,000
                                                                                         ------------
                                    Total Materials                                      $  3,155,000
-----------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.5%
                                    Electrical Components & Equipment -- 0.5%
   500,000                 NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13           $    479,375
 1,569,000                 NR/NR    Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13         1,441,519
                                                                                         ------------
                                    Total Capital Goods                                  $  1,920,894
-----------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.7%
                                    Marine -- 0.7%
 3,511,000(d)              CC/Ca    Horizon Lines, Inc., 4.25%, 8/15/12                  $  2,729,802
                                                                                         ------------
                                    Total Transportation                                 $  2,729,802
-----------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.4%
                                    Movies & Entertainment -- 0.4%
 1,832,000                 B-/NR    Live Nation, Inc., 2.875%, 7/15/27                   $  1,657,960
                                                                                         ------------
                                    Total Media                                          $  1,657,960
-----------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                                    Health Care Equipment & Services -- 0.9%
 2,837,000(c)(d)          BB+/NR    Hologic, Inc., 2.0%, 12/15/37                        $  3,450,501
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     25

---------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 0.7%
 1,985,000(d)            B/B2    LifePoint Hospitals, Inc., 3.25%, 8/15/25             $  2,051,994
   780,000               B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14                   830,700
                                                                                       ------------
                                                                                       $  2,882,694
---------------------------------------------------------------------------------------------------
                                 Health Care Services -- 0.1%
   361,000              B+/B2    Omnicare, Inc., 3.25%, 12/15/35                       $    334,828
                                                                                       ------------
                                 Total Health Care Equipment & Services                $  6,668,023
---------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                 Electronic Equipment & Instruments -- 0.3%
 1,514,000              B+/NR    L-1 Identity Solutions, Inc., 3.75%, 5/15/27          $  1,512,107
                                                                                       ------------
                                 Total Technology Hardware & Equipment                 $  1,512,107
---------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 0.9%
                                 Alternative Carriers -- 0.9%
 3,025,000              B-/B3    Time Warner Telecom, Inc., 2.375%, 4/1/26             $  3,595,969
                                                                                       ------------
                                 Total Telecommunication Services                      $  3,595,969
---------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE BONDS & NOTES
                                 (Cost $20,150,924)                                    $ 28,564,786
---------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 5.1% of Net Assets
                                 Indiana -- 1.4%
 1,650,000            NR/Baa3    East Chicago Industrial Pollution Control Revenue,
                                 7.0%, 1/1/14                                          $  1,576,938
 4,250,000            BBB-/WR    Indiana Development Finance Authority Revenue,
                                 5.75%, 10/1/11                                           4,269,975
                                                                                       ------------
                                                                                       $  5,846,913
---------------------------------------------------------------------------------------------------
                                 New Jersey -- 1.1%
 4,525,000               B/B3    New Jersey Economic Development Authority Revenue,
                                 7.0%, 11/15/30                                        $  4,379,476
---------------------------------------------------------------------------------------------------
                                 New York -- 0.9%
 3,475,000             BB-/B1    New York City Industrial Development Agency Revenue,
                                 7.625%, 12/1/32                                       $  3,481,880
---------------------------------------------------------------------------------------------------
                                 North Carolina -- 1.7%
 6,300,000              NR/NR    Charlotte Special Facilities Refunding Revenue,
                                 5.6%, 7/1/27                                          $  5,086,809
 1,670,000              NR/NR    Charlotte Special Facilities Refunding Revenue,
                                 7.75%, 2/1/28                                            1,665,224
                                                                                       ------------
                                                                                       $  6,752,033
---------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $16,829,239)                                    $ 20,460,302
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

26     Pioneer High Income Trust | Annual Report | 3/31/11

---------------------------------------------------------------------------------------------------------
Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                          MUNICIPAL COLLATERALIZED DEBT OBLIGATION -- 0.5%
                                          of Net Assets
       3,300,000(a)(j)           NR/NR    Non-Profit Preferred Funding Trust I, 12.0%,
                                          9/15/37 (144A)                                     $  2,026,299
---------------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL COLLATERALIZED
                                          DEBT OBLIGATION
                                          (Cost $3,293,400)                                  $  2,026,299
---------------------------------------------------------------------------------------------------------
                                          SOVEREIGN DEBT OBLIGATIONS -- 0.9% of Net Assets
                                          Argentina -- 0.3%
       1,200,000                  B/B2    City of Buenos Aires, 12.5%, 4/6/15 (144A)         $  1,332,000
---------------------------------------------------------------------------------------------------------
                                          Russia -- 0.6%
       2,006,800(c)           BBB/Baa1    Russia Government International Bond,
                                          7.5%, 3/31/30                                      $  2,339,186
---------------------------------------------------------------------------------------------------------
                                          TOTAL SOVEREIGN DEBT OBLIGATIONS
                                          (Cost $2,602,036)                                  $  3,671,186
---------------------------------------------------------------------------------------------------------
                                          FLOATING RATE LOAN INTERESTS -- 5.2% of Net Assets (k)
                                          ENERGY -- 0.2%
                                          Coal & Consumable Fuels -- 0.2%
         750,000                 NR/NR    PT Bumi Resources Tbk, Term Loan, 11.26%, 8/7/13   $    750,000
                                                                                             ------------
                                          Total Energy                                       $    750,000
---------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.6%
                                          Diversified Chemicals -- 0.3%
EURO     139,649                  B/B1    Ineos US Finance LLC, Facility Term Loan B-1,
                                          0.0%, 12/16/13                                     $    206,197
EURO     153,351                  B/B1    Ineos US Finance LLC, Facility Term Loan C-1,
                                          0.0%, 12/16/14                                          227,097
         326,239                  B/B1    Ineos US Finance LLC, Senior Credit Facility Term
                                          Loan B-2, 7.5%, 12/16/13                                336,332
         321,147                  B/B1    Ineos US Finance LLC, Senior Credit Facility Term
                                          Loan C-2, 8.0%, 12/16/14                                331,083
                                                                                             ------------
                                                                                             $  1,100,709
---------------------------------------------------------------------------------------------------------
                                          Steel -- 0.3%
       1,531,082(e)               B/B3    Niagara Corp., Term Loan B, 8.5%, 6/29/14          $  1,454,528
                                                                                             ------------
                                          Total Materials                                    $  2,555,237
---------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.5%
                                          Auto Parts & Equipment -- 0.5%
       1,890,500                 NR/B1    Metaldyne LLC, Term Loan, 7.75%, 10/16/16          $  1,937,762
                                                                                             ------------
                                          Total Automobiles & Components                     $  1,937,762
---------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     27

-----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 0.3%
                                 Packaged Foods & Meats -- 0.3%
   1,300,000           BB-/B2    Pierre Foods, Inc., Second Lien Term Loan,
                                 11.25%, 9/29/17                                         $  1,323,562
                                                                                         ------------
                                 Total Food, Beverage & Tobacco                          $  1,323,562
-----------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                 Health Care Services -- 0.6%
     474,809            B+/B1    Aveta, Inc., NAMM Term Loan, 8.5%, 4/14/14              $    478,568
     787,624             B/B2    National Specialty Hospitals, Inc., Initial Term Loan,
                                 8.25%, 2/3/17                                                784,670
   1,143,450            NR/B1    Prime Healthcare Services, Inc., Term Loan B,
                                 7.25%, 4/28/15                                             1,123,440
                                                                                         ------------
                                                                                         $  2,386,678
-----------------------------------------------------------------------------------------------------
                                 Health Care Technology -- 0.4%
   1,382,500             B/B2    Medical Card System, Inc., Term Loan,
                                 12.0%, 9/17/15                                          $  1,465,450
-----------------------------------------------------------------------------------------------------
                                 Managed Health Care -- 0.1%
     474,809            B+/B1    Aveta, Inc., MMM Term Loan, 8.5%, 4/14/15               $    478,223
                                                                                         ------------
                                 Total Health Care Equipment & Services                  $  4,330,351
-----------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.5%
                                 Other Diversified Financial Services -- 0.5%
     443,368            B-/B2    BNY ConvergEX Group LLC, Second Lien EZE Term
                                 Loan, 8.75%, 12/17/17                                   $    456,669
   1,056,633            B+/NR    BNY ConvergEX Group LLC, Second Lien TOP Term
                                 Loan, 8.75%, 12/17/17                                      1,088,331
     389,294            NR/NR    Long Haul Holdings, Ltd. and PT Bakrie & Brothers TBK,
                                 Tranch A Vallar Loan, 0.0%, 3/15/12                          389,294
     310,706             B/B2    Long Haul Holdings, Ltd. and PT Bakrie & Brothers TBK,
                                 Tranch B Vallar Loan, 0.0%, 3/15/12                          310,706
                                                                                         ------------
                                 Total Diversified Financials                            $  2,245,000
-----------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.6%
                                 Multi-Line Insurance -- 0.6%
     373,797            B-/B2    AmWins Group, Inc., Initial Term Loan, 2.81%, 6/8/13    $    371,227
   2,250,000           CCC/B3    AmWins Group, Inc., Second Lien Initial Term Loan,
                                 5.80%, 6/11/13                                             2,072,813
                                                                                         ------------
                                 Total Insurance                                         $  2,444,040
-----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 1.1%
                                 Application Software -- 1.1%
   1,700,000            NR/NR    Applied Systems, Inc., Second Lien Term Loan,
                                 9.25%, 6/8/17                                           $  1,732,300
   2,500,000          NR/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                 9.75%, 10/27/17                                            2,550,000
                                                                                         ------------
                                 Total Software & Services                               $  4,282,300
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

28     Pioneer High Income Trust | Annual Report | 3/31/11

--------------------------------------------------------------------------------------------------------
Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.3%
                                      Electric Utilities -- 0.3%
  187,150                    B-/B2    Texas Competitive Electric Holdings Co. LLC, Delayed
                                      Draw Term Loan, 3.746%, 10/10/14                      $    156,691
1,178,626                    B-/B2    Texas Competitive Electric Holdings Co. LLC, Initial
                                      Tranche B-2 Term Loan, 3.746%, 10/10/14                    994,886
                                                                                            ------------
                                      Total Utilities                                       $  1,151,577
--------------------------------------------------------------------------------------------------------
                                      TOTAL FLOATING RATE LOAN INTERESTS
                                      (Cost $20,580,559)                                    $ 21,019,829
--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 2.9% of Net Assets
                                      ENERGY -- 0.2%
                                      Oil & Gas Drilling -- 0.2%
   13,045(i)                          Rowan Companies, Inc.                                 $    576,328
                                                                                            ------------
                                      Total Energy                                          $    576,328
--------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 1.7%
                                      Commodity Chemicals -- 0.3%
   31,013(i)                          Georgia Gulf Corp.                                    $  1,147,481
--------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 1.0%
  104,627(i)                          LyondellBasell Industries NV                          $  4,137,998
--------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.3%
1,391,615(g)(i)                       Blaze Recycling and Metals LLC (Class A) Units        $    960,214
    3,402                             Freeport-McMoRan Copper & Gold, Inc., (Class B)            188,981
                                                                                            ------------
                                                                                            $  1,149,195
--------------------------------------------------------------------------------------------------------
                                      Steel -- 0.1%
   26,215(g)(i)                       KNIA Holdings, Inc.                                   $    183,244
                                                                                            ------------
                                      Total Materials                                       $  6,617,918
--------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.1%
                                      Building Products -- 0.1%
      894(g)(i)(j)                    Panolam Holdings Co.                                  $    438,060
                                                                                            ------------
                                      Total Capital Goods                                   $    438,060
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Airlines -- 0.2%
   97,306(i)                          Delta Airlines, Inc.                                  $    953,599
                                                                                            ------------
                                      Total Transportation                                  $    953,599
--------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.4%
                                      Auto Parts & Equipment -- 0.4%
   31,806                             Lear Corp.                                            $  1,554,359
                                                                                            ------------
                                      Total Automobiles & Components                        $  1,554,359
--------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     29

------------------------------------------------------------------------------------
Shares                                                                         Value
------------------------------------------------------------------------------------
                        MEDIA -- 0.1%
                        Cable & Satellite -- 0.1%
    9,042(i)            Charter Communications, Inc.                    $    457,796
                                                                        ------------
                        Total Media                                     $    457,796
------------------------------------------------------------------------------------
                        PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 0.2%
                        Pharmaceuticals -- 0.2%
   17,818               Teva Pharmaceutical Industries, Ltd. (A.D.R.)   $    893,929
                                                                        ------------
                        Total Pharmaceuticals & Biotechnology
                        & Life Sciences                                 $    893,929
------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 0.0%
                        Systems Software -- 0.0%
   10,942(g)(i)         Perseus Holding Corp.                                     --
                                                                        ------------
                        Total Software & Services                                 --
------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost $7,845,423)                               $ 11,491,989
------------------------------------------------------------------------------------
                        CONVERTIBLE PREFERRED STOCK -- 0.5% of Net Assets
                        DIVERSIFIED FINANCIALS -- 0.5%
                        Other Diversified Financial Services -- 0.5%
    1,880               Bank of America Corp., 7.25%                    $  1,900,661
                                                                        ------------
                        Total Diversified Financials                    $  1,900,661
------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCK
                        (Cost $1,383,242)                               $  1,900,661
------------------------------------------------------------------------------------
                        PREFERRED STOCK -- 0.2% of Net Assets
                        DIVERSIFIED FINANCIALS -- 0.2%
                        Other Diversified Financial Services -- 0.2%
   37,000               GMAC Capital Trust I, 8.125%                    $    938,378
                                                                        ------------
                        Total Diversified Financials                    $    938,378
------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 0.0%
                        Systems Software -- 0.0%
    5,745(i)            Perseus Holding Corp., 14.0% (144A)             $    114,900
                                                                        ------------
                        Total Software & Services                       $    114,900
------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost $925,000)                                 $  1,053,278
------------------------------------------------------------------------------------
                        RIGHTS/WARRANTS -- 0.0% of Net Assets
                        ENERGY -- 0.0%
                        Oil & Gas Exploration & Production -- 0.0%
2,500,000               Norse Energy Corp. ASA, Expires 7/1/11          $     18,077
1,310,558(i)            Norse Energy Corp. ASA, Expires 6/16/15               82,920
  250,000(i)            Panoro Energy Corp. ASA, Expires 7/1/11                3,164
                                                                        ------------
                        Total Energy                                    $    104,161
------------------------------------------------------------------------------------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $598,019)                                 $    104,161
------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

30     Pioneer High Income Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                        Value
------------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 6.4% of Net Assets
                 SECURITIES LENDING COLLATERAL -- 6.4% (l)
                 Certificates of Deposit:
731,640          Bank of Nova Scotia, 0.31%, 9/29/11                    $    731,640
512,148          BBVA Group NY, 1.05%, 7/26/11                               512,148
731,640          BNP Paribas Bank NY, 0.34%, 5/9/11                          731,640
731,640          Canadian Imperial Bank of Commerce NY, 0.23%,
                 4/27/11                                                     731,640
731,640          DnB NOR Bank ASA NY, 0.24%, 6/7/11                          731,640
365,805          National Australia Bank NY, 0.32%, 10/19/11                 365,805
731,640          Nordea NY, 0.3%, 4/13/11                                    731,640
731,640          RoboBank Netherland NV NY, 0.33%, 8/8/11                    731,640
731,640          Royal Bank of Canada NY, 0.38%, 12/2/11                     731,640
731,640          Skandinav Enskilda Bank NY, 0.38%, 6/7/11                   731,640
365,820          SOCGEN NY, 0.25%, 4/11/11                                   365,820
292,656          SOCGEN NY, 0.37%, 6/10/11                                   292,656
731,640          Svenska NY, 0.28%, 5/12/11                                  731,640
731,640          Westpac Banking Corp. NY, 0.38%, 12/6/11                    731,640
                                                                        ------------
                                                                        $  8,852,829
------------------------------------------------------------------------------------
                 Commercial Paper:
292,656          American Honda Finance, 0.35%, 1/11/12                 $    292,656
293,161          American Honda Finance, 1.06%, 6/20/11                      293,161
268,351          Australia & New Zealand Banking Group,
                 0.91%, 8/4/11                                               268,351
438,880          BBVLON, 0.43%, 4/21/11                                      438,880
292,486          BBVLON, 0.55%, 5/9/11                                       292,486
731,214          BCSFUN, 0.25%, 6/24/11                                      731,214
743,913          Caterpillar Financial Services Corp., 1.06%, 6/24/11        743,913
658,234          CBAPP, 0.26%, 5/23/11                                       658,234
731,665          Federal Home Loan Bank, 0.31%, 6/1/11                       731,665
365,849          General Electric Capital Corp., 0.39%, 4/28/11              365,849
 73,152          General Electric Capital Corp., 0.39%, 6/6/11                73,152
585,150          HSBC, 0.25%, 5/11/11                                        585,150
351,472          JPMorgan Chase & Co., 0.43%, 12/21/11                       351,472
256,475          JPMorgan Chase & Co., 1.06%, 6/13/11                        256,475
365,668          NABPP, 0.25%, 6/1/11                                        365,668
584,838          NORDNA, 0.27%, 7/18/11                                      584,838
585,275          PARFIN, 0.23%, 4/11/11                                      585,275
438,952          SANCPU, 0.44%, 4/7/11                                       438,952
365,399          SANCPU, 0.68%, 6/1/11                                       365,399


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     31

----------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                      Value
----------------------------------------------------------------------------------
                          Commercial Paper -- (continued)
  438,299                 SANCPU, 0.73%, 6/17/11                     $     438,299
  365,772                 SOCNAM, 0.37%, 4/14/11                           365,772
  365,700                 SOCNAM, 0.37%, 5/3/11                            365,700
  731,640                 Toyota Motor Credit Corp., 0.38%, 9/8/11         731,640
  438,922                 VARFUN, 0.27%, 4/20/11                           438,922
  292,787                 Wachovia, 0.43%, 10/15/11                        292,787
  219,724                 Wachovia, 0.46%, 3/1/12                          219,724
  146,444                 Wells Fargo & Co., 0.39%, 1/24/12                146,444
                                                                     -------------
                                                                     $  11,422,078
----------------------------------------------------------------------------------
                          Tri-party Repurchase Agreements:
  375,141                 Barclays Capital Plc, 0.12%, 4/1/11        $     375,141
1,463,281                 HSBC Bank USA NA, 0.13%, 4/1/11                1,463,281
1,097,461                 RBS Securities, Inc., 0.12%, 4/1/11            1,097,461
                                                                     -------------
                                                                     $   2,935,883
----------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------
                          Money Market Mutual Funds:
1,170,625                 Dreyfus Preferred Money Market Fund        $   1,170,625
1,170,625                 Fidelity Prime Money Market Fund               1,170,625
                                                                     -------------
                                                                     $   2,341,250
                                                                     -------------
                          Total Securities Lending Collateral        $  25,552,040
----------------------------------------------------------------------------------
                          TOTAL TEMPORARY CASH INVESTMENTS
                          (Cost $25,552,040)                         $  25,552,040
----------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN SECURITIES -- 141.7%
                          (Cost $517,808,415) (m)(n)                 $ 568,881,909
----------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- (4.1)%     $ (16,525,203)
----------------------------------------------------------------------------------
                          PREFERRED SHARES AT REDEMPTION VALUE,
                          INCLUDING DIVIDENDS PAYABLE -- (37.6)%     $(151,008,386)
----------------------------------------------------------------------------------
                          NET ASSETS APPLICABLE TO COMMON
                          SHAREOWNERS -- 100.0%                      $ 401,348,320
==================================================================================


NR       Security not rated by S&P or Moody's.

WR       Withdrawn rating

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2011, the value of these securities amounted to $203,215,639 or 50.6% of total net assets applicable to common shareowners.

(a) Floating rate note. The rate shown is the coupon rate at March 31, 2011.

(b)      Security is in default and is non-income producing.


The accompanying notes are an integral part of these financial statements.

32     Pioneer High Income Trust | Annual Report | 3/31/11

(c) Debt obligation initially issued at one coupon which converts to another coupon at a specific date. The rate shown is the rate at March 31, 2011

(d)      At March 31, 2011, the following securities were out on loan:


------------------------------------------------------------------------------------------------
Principal
Amount                                                                               Market
USD ($)       Description                                                            Value
------------------------------------------------------------------------------------------------
1,386,000     Burger King Corp., 9.875%, 10/15/18                                    $ 1,467,427
  445,000     CEVA Group Plc, 11.625%, 10/1/16 (144A)                                    489,500
  504,000     Cincinnati Bell, Inc., 8.75%, 3/15/18                                      475,650
1,408,000     Graphic Packaging International, Inc., 9.5%, 8/15/13                     1,439,680
2,800,000     Hologic, Inc., 2.0%, 12/15/37                                            3,405,500
3,473,000     Horizon Lines, Inc., 4.25%, 8/15/12                                      2,700,258
1,965,000     LifePoint Hospitals, Inc., 3.25%, 8/15/25                                2,031,319
  750,000     Manitowoc Co., Inc., 9.5%, 2/15/18                                         828,750
1,200,000     Ono Finance II PLC, 10.875%, 7/15/19 (144A)                              1,284,000
1,149,000     Paetec Holding Corp., 9.5%, 7/15/15                                      1,203,578
1,200,000     Sally Holdings LLC, 10.5%, 11/15/16                                      1,305,000
  400,000     SandRidge Energy, Inc., 8.625%, 4/1/15                                     417,252
2,080,000     Texas Competitive Electric Holdings Co., LLC, 15.0%, 4/1/21 (144A)       1,716,000
  478,000     Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (144A)                  534,165
1,499,000     Transocean, Ltd., 1.5%, 12/15/37                                         1,474,641
3,602,000     Yankee Acquisition Corp., 8.5%, 2/15/15                                  3,737,075
------------------------------------------------------------------------------------------------
                                                                                     $24,509,795
================================================================================================

(e) Payment-in Kind (PIK) security which may pay interest in additional principal amount.

(f)      Security is priced as a unit.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A).

(h)      Security is perpetual in nature and has no stated maturity date.

(i)      Non-income producing.

(j) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $3,731,460. The aggregate value of $2,464,359 represents 0.6% of total net assets applicable to common shareowners.

(k) Floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2011.

(l)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     33

(m) At March 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $520,331,053 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $68,981,081
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (20,430,225)
                                                                                   -----------
       Net unrealized gain                                                         $48,550,856
                                                                                   ===========


         For financial reporting purposes net unrealized gain on investments was $51,073,494 and cost of investments aggregated $517,808,415.

(n) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:


United States                             82.7%
Canada                                     3.6
Cayman Islands                             2.4
Netherlands                                2.2
Bermuda                                    1.8
Norway                                     1.8
United Kingdom                             1.6
Brazil                                     1.3
Mexico                                     1.0
Other (individually less than 1%)          1.6
                                         -----
                                         100.0%
                                         =====

Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.

EURO  Euro
GBP  British Pound
NOK  Norwegian Krone

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2011, aggregated $140,284,013 and $49,644,771, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

34     Pioneer High Income Trust | Annual Report | 3/31/11

The following is a summary of the inputs used as of March 31, 2011, in valuing the Trust's investments:

-----------------------------------------------------------------------------------------------------
                                     Level 1          Level 2            Level 3         Total
-----------------------------------------------------------------------------------------------------
 Asset backed securities             $        --      $12,235,136        $       --      $ 12,235,136
 Collateralized mortgage
  obligations                                 --        3,081,036                --         3,081,036
 Corporate bonds & notes
  (environmental & facilities
  services)                                   --        1,311,504           133,492         1,444,996
 Corporate bonds & notes
  (other industries)                          --      436,276,210                --       436,276,210
 Convertible bonds & notes                    --       28,564,786                --        28,564,786
 Municipal bonds                              --       20,460,302                --        20,460,302
 Municipal collateralized debt
  obligation                                  --        2,026,299                --         2,026,299
 Sovereign debt obligation                    --        3,671,186                --         3,671,186
 Floating rate loan interests                 --       21,019,829                --        21,019,829
 Common stock (diversified metals
  & mining)                              188,981               --           960,214         1,149,195
 Common stock (steel)                         --               --           183,244           183,244
 Common stock (building
  products)                                   --               --           438,060           438,060
 Common stock (system software)               --               --                --                --
 Common stock (other industries)       9,721,490               --                --         9,721,490
 Convertible preferred stock                  --        1,900,661                --         1,900,661
 Preferred stock                              --        1,053,278                --         1,053,278
 Rights/Warrants                         100,997            3,164                --           104,161
 Temporary cash investments                   --       23,210,790                --        23,210,790
 Money market mutual funds             2,341,250               --                --         2,341,250
-----------------------------------------------------------------------------------------------------
  Total                              $12,352,718      $554,814,181       $1,715,010      $568,881,909
=====================================================================================================
 Other Financial Instruments*        $        --      $    (9,213)       $       --      $     (9,213)
=====================================================================================================

* Other financial instruments include foreign exchange contracts and net unrealized loss on unfunded loan commitments.


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     35

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):


---------------------------------------------------------------------------------------------------------------------
                                                          Change in                       Transfer
                                              Realized    unrealized        Net           in and          Balance
                                Balance as    gain        appreciation      purchases     out of          as of
                                of 3/31/10    (loss)      (depreciation)(1) (sales)       Level 3*        3/31/11
---------------------------------------------------------------------------------------------------------------------
Corporate bonds & notes
  (environmental &
  facilities services)           $       --       $--        $    5,992      $       --    $    127,500    $  133,492
Corporate bonds & notes
  (systems software)              2,585,250        --                --              --      (2,585,250)           --
Floating rate loan interests
  (steel)                         1,546,097        --                --              --      (1,546,097)           --
Common stock (diversified
  metals & mining)                       --        --          (152,315)      1,112,529              --       960,214
Common stock (steel)                203,428        --           (20,184)             --              --       183,244
Common stock (building
  products)                         438,060        --                --              --              --       438,060
---------------------------------------------------------------------------------------------------------------------
Ending balance                   $4,772,835       $--        $ (166,507)     $1,112,529    $ (4,003,847)   $1,715,010
=====================================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

*        Transfers are calculated beginning of period.


The accompanying notes are an integral part of these financial statements.

36     Pioneer High Income Trust | Annual Report | 3/31/11

Statement of Assets and Liabilities | 3/31/11 (Consolidated)


ASSETS:
  Investments in securities, at value (including securities loaned of
   $24,509,795) (cost $517,808,415)                                       $568,881,909
  Foreign currencies, at value (cost $905,663)                               1,225,431
  Receivables --
   Investment securities sold                                                  686,700
   Dividends and interest                                                   12,787,695
   Reinvestment of distributions                                               366,774
   Commitment fees                                                                 149
   Forward foreign currency portfolio hedge contracts -- net                     1,304
  Prepaid expenses                                                              39,409
  Other assets                                                                  19,688
--------------------------------------------------------------------------------------
     Total assets                                                         $584,009,059
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    433,989
   Upon return of securities loaned                                         25,552,040
   Forward foreign currency portfolio hedge contracts -- net                     7,532
  Depreciation on unfunded loan commitments -- net                               2,985
  Unamortized facility fees                                                      2,680
  Due to custodian                                                           4,925,787
  Due to affiliates                                                            471,353
  Accrued expenses                                                             249,371
  Other liabilities                                                              6,616
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 31,652,353
--------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 6,040 shares,
   including dividends payable of $8,386                                  $151,008,386
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $397,873,066
  Undistributed net investment income                                       11,615,985
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (59,509,333)
  Net unrealized gain on investments                                        51,070,509
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    298,093
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $401,348,320
======================================================================================
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $401,348,320/27,999,225 common shares                          $      14.33
======================================================================================


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     37

Statement of Operations (Consolidated)

For the Year Ended 3/31/11


INVESTMENT INCOME:
  Interest                                                                $50,694,532
  Dividends (net of foreign taxes withheld $887)                              274,124
  Income from securities loaned, net                                          130,225
  Facility and other fees                                                         217
-------------------------------------------------------------------------------------------------------
   Total investment income                                                                  $51,099,098
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $ 3,170,376
  Administrative fees                                                         141,367
  Transfer agent fees and expenses                                             19,570
  Shareowner communications expense                                            54,316
  Auction agent fees                                                          403,887
  Custodian fees                                                               41,009
  Registration fees                                                            24,734
  Professional fees                                                           163,641
  Printing expense                                                             48,185
  Trustees' fees                                                               16,401
  Pricing fee                                                                  46,601
  Miscellaneous                                                                44,227
-------------------------------------------------------------------------------------------------------
   Total expenses                                                                           $ 4,174,314
-------------------------------------------------------------------------------------------------------
     Net investment income                                                                  $46,924,784
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments                                                            $ 3,172,881
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        320,350       $ 3,493,231
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                            $26,243,548
   Unfunded loan commitments                                                   (2,985)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        116,863       $26,357,426
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                 $29,850,657
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                                                 $  (459,394)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                                $76,316,047
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

38     Pioneer High Income Trust | Annual Report | 3/31/11

Statement of Changes in Net Assets

For the Years Ended 3/31/11 and 3/31/10, respectively


---------------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended              Year
                                                                   3/31/11            Ended
                                                                   (Consolidated)     3/31/10
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $ 46,924,784       $ 45,468,921
Net realized gain (loss) on investments and foreign currency
  transactions                                                        3,493,231        (42,000,903)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              26,357,426        212,161,816
Dividends and distributions to preferred shareowners from net
  investment income                                                    (459,394)          (396,102)
---------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                         $ 76,316,047       $215,233,732
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS FROM:
Net investment income
  ($1.65 and $1.65 per share, respectively)                        $(45,965,092)      $(45,526,952)
---------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                     $(45,965,092)      $(45,526,952)
---------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                      $  3,910,658       $  3,323,010
---------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions           $  3,910,658       $  3,323,010
---------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners                                                   $ 34,261,613       $173,029,790
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                   367,086,707        194,056,917
---------------------------------------------------------------------------------------------------
End of year                                                        $401,348,320       $367,086,707
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $ 11,615,985       $ 11,063,389
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Annual Report | 3/31/11     39

Financial Highlights

-------------------------------------------------------------------------------------------------
                                                                       Year
                                                                       Ended            Year
                                                                       3/31/11          Ended
                                                                       (Consolidated)   3/31/10
-------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                   $  13.23         $   7.07
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                 $   1.68         $   1.65
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    1.09             6.17
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                   (0.02)           (0.01)
  Net realized gains                                                         --               --
-------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations                 $   2.75         $   7.81
Dividends and distributions to common shareowners from:
 Net investment income                                                    (1.65)           (1.65)
 Net realized gains                                                          --               --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   1.10         $   6.16
-------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                      $  14.33         $  13.23
-------------------------------------------------------------------------------------------------
Market value, end of period(b)                                         $  16.55         $  15.38
=================================================================================================
Total return at market value(c)                                           20.12%          119.69%
Ratios to average net assets of common shareowners
 Net expenses(d)                                                           1.11%            1.23%
 Net investment income before preferred share dividends                   12.43%           14.92%
 Preferred share dividends                                                 0.12%            0.13%
 Net investment income available to common shareowners                    12.31%           14.79%
Portfolio turnover                                                           10%              15%


-----------------------------------------------------------------------------------------------------------
                                                                       Year          Year          Year
                                                                       Ended         Ended         Ended
                                                                       3/31/09       3/31/08       3/31/07
-----------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                   $   13.41     $   16.63     $ 16.13
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                 $    1.82     $    1.90     $  1.88
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (6.38)        (2.73)       0.64
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                    (0.13)        (0.22)      (0.27)
  Net realized gains                                                          --         (0.07)      (0.01)
-----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations                 $   (4.69)    $   (1.12)    $  2.24
Dividends and distributions to common shareowners from:
 Net investment income                                                    ( 1.65)        (1.65)      (1.65)
 Net realized gains                                                           --         (0.45)      (0.09)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   (6.34)    $   (3.22)    $  0.50
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                      $    7.07     $   13.41     $ 16.63
-----------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                         $    8.03     $   13.15     $ 17.84
===========================================================================================================
Total return at market value(c)                                           (27.74)%      (15.37)%     17.61%
Ratios to average net assets of common shareowners
 Net expenses(d)                                                            1.25%         1.02%       1.01%
 Net investment income before preferred share dividends                    17.03%        12.36%      11.57%
 Preferred share dividends                                                  1.22%         1.45%       1.67%
 Net investment income available to common shareowners                     15.81%        10.91%       9.90%
Portfolio turnover                                                            19%           15%         27%


The accompanying notes are an integral part of these financial statements.

40    Pioneer High Income Trust | Annual Report | 3/31/11

------------------------------------------------------------------------------------------------
                                                                      Year
                                                                      Ended            Year
                                                                      3/31/11          Ended
                                                                      (Consolidated)   3/31/10
------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)        $ 401,348        $ 367,087
Preferred shares outstanding (in thousands)                           $ 151,000        $ 151,000
Asset coverage per preferred share, end of period                     $  91,450        $  85,777
Average market value per preferred share(e)                           $  25,000        $  25,000
Liquidation value, including dividends payable, per preferred share   $  25,001        $  25,001
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
Net expenses (d)                                                           1.11%            1.23%
Net investment income before preferred share dividends                    12.43%           14.92%
Preferred share dividends                                                  0.12%            0.13%
Net investment income available to common shareowners                     12.31%           14.79%
================================================================================================


------------------------------------------------------------------------------------------------------------
                                                                      Year          Year          Year
                                                                      Ended         Ended         Ended
                                                                      3/31/09       3/31/08       3/31/07
------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)        $ 194,057     $ 365,199     $ 450,444
Preferred shares outstanding (in thousands)                           $ 151,000     $ 151,000     $ 151,000
Asset coverage per preferred share, end of period                     $  57,131     $  85,481     $  99,597
Average market value per preferred share(e)                           $  25,000     $  25,000     $  25,000
Liquidation value, including dividends payable, per preferred share   $  25,002     $  25,018     $  25,020
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
Net expenses (d)                                                           1.25%         1.02%         1.01%
Net investment income before preferred share dividends                    17.03%        12.36%        11.57%
Preferred share dividends                                                  1.22%         1.45%         1.67%
Net investment income available to common shareowners                     15.81%        10.91%         9.90%
============================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(e)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.

                       Pioneer High Income Trust | Annual Report | 3/31/11    41

Notes to Financial Statements | 3/31/11 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent that it is consistent with its investment objective.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.


42     Pioneer High Income Trust | Annual Report | 3/31/11

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Loan interests for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At March 31, 2011, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.4% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.


                      Pioneer High Income Trust | Annual Report | 3/31/11     43

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net


44     Pioneer High Income Trust | Annual Report | 3/31/11
   investment income or as from net realized gain (loss) on investment and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At March 31, 2011, the Trust reclassified $52,298 to increase undistributed net investment income, $51,785 to increase net realized loss on investments and $513 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

   At March 31, 2011, the Trust had a net capital loss carryforward of $58,140,584 which is comprised of $9,456,629 which will expire in 2017 and $46,566,545 which will expire 2018 and $2,117,410 which will expire on 2019 if not utilized.

   The Trust has elected to defer approximately $953,338 of capital losses recognized between November 1, 2010 and March 31, 2011 to its fiscal year ending March 31, 2012.

   The tax character of current year distributions paid to common and preferred shareowners during the years ended March 31, 2011 and March 31, 2010 was as follows:


   -------------------------------------------------------------
                                           2011             2010
   -------------------------------------------------------------
   Distribution paid from:
   Ordinary Income                  $46,424,486      $45,923,054
   -------------------------------------------------------------
     Total taxable distribution     $46,424,486      $45,923,054
   =============================================================


   The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2011.


   -------------------------------------------------------------
                                                            2011
   -------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                  $  13,616,469
   Capital loss carryforward                        (58,140,584)
   Post-October loss deferred                          (953,338)
   Dividends payable                                     (8,386)
   Unrealized appreciation                           48,961,093
   -------------------------------------------------------------
     Total                                        $   3,475,254
   =============================================================


   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on straddles and wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.


                      Pioneer High Income Trust | Annual Report | 3/31/11     45

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of business on that day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend


46     Pioneer High Income Trust | Annual Report | 3/31/11
   record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the


                      Pioneer High Income Trust | Annual Report | 3/31/11     47
issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2011, the net management fee of 0.60% of the Trust's average daily managed assets, was equivalent to 0.84% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2011, $471,353 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is in included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain such and accounting services to the Trust on its behalf. For administrative services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Basis for Consolidation for the Pioneer High Income Trust

The consolidated financial statements of the Trust include the accounts of Blaze Holding HINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Trust. It is intended that that the Trust will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary


48     Pioneer High Income Trust | Annual Report | 3/31/11
acts as an investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units. As of March 31, 2011, the Subsidiary represented approximately $960,214 or approximately 0.2% of the net assets applicable to the common shareholders of the Trust.


5. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2011, the Trust expenses were not reduced under such arrangement.


6. Forward Foreign Currency Contracts

During the year ended March 31, 2011, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average number of contracts open during the year ended March 31, 2011 was 3,296,250.

Open portfolio hedge at March 31, 2011, was as follows:


                                                                                    Net
             Net Contracts to      In Exchange       Settlement                     Unrealized
Currency    Receive/(Deliver)      for US$           Date             US$ Value     Gain
 GBP                (422,000)      $ (676,869)       6/30/11          $ (675,565)   $1,304
-------------------------------------------------------------------------------------------------
   Total                                                                            $1,304
=================================================================================================


The Trust's gross forward currency settlement contracts receivable and payable were $1,379,739 and $1,387,271, respectively, resulting in a net payable of $7,532.


7. Unfunded Loan Commitments

As of March 31, 2011, the Trust had an unfunded loan commitment of $137,376 (excluding unrealized appreciation on this commitment of $2,165 as of March 31, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreement:


-------------------------------------------------------------------------------------------------
                                                                                    Unfunded Loan
Borrower                                                                               Commitment
-------------------------------------------------------------------------------------------------
National Specialty Hospitals, Inc., Delayed Draw Term Loan                             $137,376
-------------------------------------------------------------------------------------------------


                      Pioneer High Income Trust | Annual Report | 3/31/11     49

In addition, the Trust had the following bridge loan commitments outstanding as of March 31, 2011:


--------------------------------------------------------------------------------------------------------
                                                                                              Net
                                                                                              Unrealized
 Loan                                                  Par           Cost          Value      Loss
--------------------------------------------------------------------------------------------------------
 EchoStar Satellite Services LLC, Senior
 Unsecured Bridge Loan, 0.0%, 6/30/19           $1,500,000     $1,500,000     $1,500,000       $     --
--------------------------------------------------------------------------------------------------------
 Emergency Medical Services, First Lien Bridge
 Loan, 0.0%, 3/1/12                             $2,050,000     $2,050,000     $2,044,850       $ (5,150)
--------------------------------------------------------------------------------------------------------
 Kindred HealthCare, Inc., Senior Unsecured
 Bridge Loan, 0.0% 2/7/12                       $1,400,000     $1,400,000     $1,400,000       $     --
--------------------------------------------------------------------------------------------------------
   Total                                                                                       $ (5,150)
========================================================================================================


8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended March 30, 2011 and March 31, 2010 were as follows:


--------------------------------------------------------------------------------------------------------
                                                                                3/31/11          3/31/10
--------------------------------------------------------------------------------------------------------
 Shares outstanding at beginning of year                                     27,737,499       27,463,925
 Reinvestment of distributions                                                  261,726          273,574
--------------------------------------------------------------------------------------------------------
 Shares outstanding at end of year                                           27,999,225       27,737,499
========================================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of March 31, 2011, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate to be reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each 7-Day Series is 150% of the 7 day commercial paper rate. The maximum rate for the 28 day Series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.135% to 0.542% during year ended March 31, 2011.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution


50     Pioneer High Income Trust | Annual Report | 3/31/11
or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preference are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2011 were as follows:


-----------------------------------------------------------------------------------------------------------
                               Asset Derivatives                      Liabilities Derivatives
                               ------------------------------------   -------------------------------------
Derivatives                    Balance Sheet Location      Value      Balance Sheet Location      Value
-----------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts     Receivables                 $1,304     Payables                    $ (7,532)
-----------------------------------------------------------------------------------------------------------
 Total                                                     $1,304                                 $ (7,532)
===========================================================================================================


                      Pioneer High Income Trust | Annual Report | 3/31/11     51

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2011 was as follows:


-------------------------------------------------------------------------------------------------------
                                                                                  Change in
                      Location of Gain or               Realized Gain or          Unrealized Gain or
                      (Loss) On Derivatives             (Loss) on Derivatives     (Loss) on Derivatives
Derivatives           Recognized in Income              Recognized in Income      Recognized in Income
-------------------------------------------------------------------------------------------------------
Foreign Exchange      Net realized gain on forward       $533,098
Contracts             foreign currency contracts and
                      other assets and liabilities
                      denominated in foreign
                      currencies
-------------------------------------------------------------------------------------------------------
Foreign Exchange      Change in net unrealized gain                                $4,790
Contracts             (loss) on forward foreign
                      currency contracts and other
                      assets and liabilities
                      denominated in foreign
                      currencies
-------------------------------------------------------------------------------------------------------


10. Subsequent Events

The Board of Trustees of the Trust declared on April 5, 2011 a dividend from undistributed net investment income of $0.1375 per common share payable April 29, 2011, to common shareowners of record on April 15, 2011.

Subsequent to March 31, 2011, dividends declared and paid on preferred shares totaled $18,681 in aggregate for the three outstanding preferred share series through May 12, 2011.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financial statements.


52     Pioneer High Income Trust | Annual Report | 3/31/11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer High Income Trust (the "Trust"), including the consolidated schedule of investments, as of March 31, 2011, and the related consolidated statement of operations, consolidated statement of changes in net assets, and consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended March 31, 2010 and the financial highlights for each of the four years in the period ended March 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2011, the consolidated results of its operations, changes in its net assets and financial highlights for the year then ended, and the changes in its net assets for the year ended March 31, 2010 and the financial highlights for each of the four years in the period ended March 31, 2010, in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young

Boston, Massachusetts
May 24, 2011


                      Pioneer High Income Trust | Annual Report | 3/31/11     53

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust that have not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer High Income Trust during the fiscal year ended March 31, 2011:

Interest-Related Dividends for Non-U.S. Residents          93.31%*

------------------
* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


54     Pioneer High Income Trust | Annual Report | 3/31/11

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2010 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2010 and September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


                      Pioneer High Income Trust | Annual Report | 3/31/11     55
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Trust compared favorably to the yield of the Trust's benchmark as of June 30, 2010. The Trustees reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee rate based on common shares assets for the twelve months ended June 30, 2010 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered the effect of leverage on the Trust's management fee relative to its peers by reviewing the management fee ratios of the Trust and its peers based on managed assets rather than common shares assets. They noted that, on that basis, the Trust's management fee for the twelve months ended June 30, 2010 was the


56     Pioneer High Income Trust | Annual Report | 3/31/11
same as the median management fee of the Trust's peer group for the comparable period. The Trustees also considered that the Trust's expense ratio based on common shares assets for the twelve months ended June 30, 2010 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.


                      Pioneer High Income Trust | Annual Report | 3/31/11     57

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


58     Pioneer High Income Trust | Annual Report | 3/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
State Street Bank and Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


                      Pioneer High Income Trust | Annual Report | 3/31/11     59

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                            Position Held          Term of Office and                                          Other Directorships
Name and Age                with the Trust         Length of Service         Principal Occupation              Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the        Class II Trustee since    Non-Executive Chairman and a      None
                            Board, Trustee and     2002. Term expires in     director of Pioneer Investment
                            President              2013. Elected by          Management USA Inc. ("PIM-USA");
                                                   Preferred Shares only.    Chairman and a director of
                                                                             Pioneer; Chairman and Director
                                                                             of Pioneer Institutional Asset
                                                                             Management, Inc. (since 2006);
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director
                                                                             of Pioneer Global Asset
                                                                             Management S.p.A. ("PGAM")
                                                                             (until April 2010); Director of
                                                                             PIOGLOBAL Real Estate Investment
                                                                             Fund (Russia) (until June 2006);
                                                                             Director of Nano-C, Inc. (since
                                                                             2003); Director of Cole
                                                                             Management Inc. (since 2004);
                                                                             Director of Fiduciary
                                                                             Counseling, Inc.; President and
                                                                             Director of Pioneer Funds
                                                                             Distributor, Inc. ("PFD") (until
                                                                             May 2006); President of all of
                                                                             the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and            Class III Trustee since   Director, CEO and President of    None
                            Executive Vice         2007. Term expires in     PIM-USA (since February 2007);
                            President              2011.                     Director and President of
                                                                             Pioneer and Pioneer
                                                                             Institutional Asset Management,
                                                                             Inc. (since February 2007);
                                                                             Executive Vice President of all
                                                                             of the Pioneer Funds (since
                                                                             March 2007); Director of PGAM
                                                                             (2007 - 2010); Head of New
                                                                             Europe Division, PGAM (2000 -
                                                                             2005); and Head of New Markets
                                                                             Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

60    Pioneer High Income Trust | Annual Report | 3/31/11

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Term of Office and                                               Other Directorships
Name and Age         with the Trust   Length of Service        Principal Occupation                    Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Trustee          Class II Trustee since   Managing Partner, Federal City Capital  Director of Enterprise
                                      2005. Term expires in    Advisors (corporate advisory services   Community Investment, Inc.
                                      2013.                    company) (1997 - 2004 and 2008 -        (privately held affordable
                                                               present); Interim Chief Executive       housing finance company)
                                                               Officer, Oxford Analytica, Inc.         (1985 - 2010); Director of
                                                               (privately held research and            Oxford Analytica, Inc. (2008
                                                               consulting company) (2010); Executive   - present); Director of The
                                                               Vice President and Chief Financial      Swiss Helvetia Fund, Inc.
                                                               Officer, I-trax, Inc. (publicly traded  (closed-end fund) (2010 -
                                                               health care services company) (2004 -   present); and Director of New
                                                               2007); and Executive Vice President     York Mortgage Trust (publicly
                                                               and Chief Financial Officer, Pedestal   traded mortgage REIT) (2004 -
                                                               Inc. (internet-based mortgage trading   2009)
                                                               company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee          Class I Trustee since    Chairman, Bush International, LLC       Director of Marriott
                                      2002. Term expires in    (international financial advisory       International, Inc. (2008 -
                                      2012.                    firm) (1991 - present); Senior          present); Director of
                                                               Managing Director, Brock Capital        Discover Financial Services
                                                               Group, LLC (strategic business          (credit card issuer and
                                                               advisors) (2010 - present); Managing    electronic payment services)
                                                               Director, Federal Housing Finance       (2007 - present); Former
                                                               Board (oversight of Federal Home Loan   Director of Briggs & Stratton
                                                               Bank system) (1989 - 1991); Vice        Co. (engine manufacturer)
                                                               President and Head of International     (2004 - 2009); Former
                                                               Finance, Federal National Mortgage      Director of UAL Corporation
                                                               Association (1988 - 1989); U.S.         (airline holding company)
                                                               Alternate Executive Director,           (2006 - 2010); Director of
                                                               International Monetary Fund (1984 -     ManTech International
                                                               1988); Executive Assistant to Deputy    Corporation (national
                                                               Secretary of the U.S. Treasury, U.S.    security, defense, and
                                                               Treasury Department (1982 - 1984); and  intelligence technology firm)
                                                               Vice President and Team Leader in       (2006 - present); Member,
                                                               Corporate Banking, Bankers Trust Co.    Board of Governors,
                                                               (1976 - 1982)                           Investment Company Institute
-----------------------------------------------------------------------------------------------------------------------------------

                       Pioneer High Income Trust | Annual Report | 3/31/11    61

-----------------------------------------------------------------------------------------------------------------------------------
                            Position Held   Term of Office and                                             Other Directorships
Name and Age                with the Trust  Length of Service        Principal Occupation                  Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                   (2007 - present); Member,
                                                                                                           Board of Governors,
                                                                                                           Independent Directors
                                                                                                           Council (2007 - present);
                                                                                                           Former Director of Brady
                                                                                                           Corporation (2000 -
                                                                                                           2007); Former Director of
                                                                                                           Mortgage Guaranty
                                                                                                           Insurance Corporation
                                                                                                           (1991 - 2006); Former
                                                                                                           Director of Millennium
                                                                                                           Chemicals, Inc.
                                                                                                           (commodity chemicals)
                                                                                                           (2002 - 2005); Former
                                                                                                           Director, R.J. Reynolds
                                                                                                           Tobacco Holdings, Inc.
                                                                                                           (tobacco) (1999 - 2005);
                                                                                                           and Former Director of
                                                                                                           Texaco, Inc. (1997 -
                                                                                                           2001)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)   Trustee         Class III Trustee since  William Joseph Maier Professor of     Trustee, Mellon
                                            2008. Term expires in    Political Economy, Harvard            Institutional Funds
                                            2011.                    University (1972 - present)           Investment Trust and
                                                                                                           Mellon Institutional
                                                                                                           Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989 -
                                                                                                           2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee         Class III Trustee since  Founding Director, Vice President     None
                                            2002. Term expires in    and Corporate Secretary, The
                                            2011.                    Winthrop Group, Inc. (consulting
                                                                     firm) (1982 - present); Desautels
                                                                     Faculty of Management, McGill
                                                                     University (1999 - present); and
                                                                     Manager of Research Operations
                                                                     and Organizational Learning,
                                                                     Xerox PARC, Xerox's Advance
                                                                     Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------

62    Pioneer High Income Trust | Annual Report | 3/31/11

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Term of Office and                                           Other Directorships
Name and Age               with the Trust  Length of Service       Principal Occupation                 Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)       Trustee         Class I Trustee since   Chairman and Chief Executive         Director, Broadridge
                                           2006. Term expires in   Officer, Quadriserv, Inc.            Financial Solutions, Inc.
                                           2012.                   (technology products for securities  (investor communications lending industry) (2008 - present);  and securities processing private investor (2004 - 2008); and  provider for financial
                                                                   Senior Executive Vice President,     services industry) (2009 -
                                                                   The Bank of New York (financial and  present); and Director,
                                                                   securities services) (1986 - 2004)   Quadriserv, Inc. (2005 -
                                                                                                        present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)   Trustee         Class I Trustee since   President and Chief Executive        Director of New America
                                           2002. Term expires in   Officer, Newbury, Piret & Company,   High Income Fund, Inc.
                                           2012. Elected by        Inc. (investment banking firm)       (closed-end investment
                                           Preferred Shares only.  (1981 - present)                     company) (2004 - present);
                                                                                                        and member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute (2000 -
                                                                                                        2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)       Trustee         Class II Trustee since  Senior Counsel, Sullivan & Cromwell  Director, The Swiss
                                           2002. Term expires in   LLP (law firm) (1998 - present);     Helvetia Fund, Inc.
                                           2013.                   and Partner, Sullivan & Cromwell     (closed-end investment
                                                                   LLP (prior to 1998)                  company); and Director,
                                                                                                        AMVESCAP, PLC (investment
                                                                                                        manager) (1997 - 2005)
-----------------------------------------------------------------------------------------------------------------------------------



                       Pioneer High Income Trust | Annual Report | 3/31/11    63

Trust Officers

-----------------------------------------------------------------------------------------------------------------------------------
                           Position Held   Term of Office and                                              Other Directorships
Name and Age               with the Trust  Length of Service       Principal Occupation                    Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46) Secretary       Since 2010. Serves at   Vice President and Associate General    None
                                           the discretion of the   Counsel of Pioneer since January 2008
                                           Board.                  and Secretary of all of the Pioneer
                                                                   Funds since June 2010; Assistant
                                                                   Secretary of all of the Pioneer Funds
                                                                   from September 2003 to May 2010; and
                                                                   Vice President and Senior Counsel of
                                                                   Pioneer from July 2002 to December
                                                                   2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)     Assistant       Since 2010. Serves at   Fund Governance Director of Pioneer     None
                           Secretary       the discretion of the   since December 2006 and Assistant
                                           Board.                  Secretary of all the Pioneer Funds
                                                                   since June 2010; Manager -- Fund
                                                                   Governance of Pioneer from December
                                                                   2003 to November 2006; Senior
                                                                   Paralegal of Pioneer from January 2000
                                                                   to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)          Assistant       Since 2010. Serves at   Counsel of Pioneer since June 2007 and  None
                           Secretary       the discretion of the   Assistant Secretary of all the Pioneer
                                           Board.                  Funds since June 2010; and Vice
                                                                   President and Counsel at State Street
                                                                   Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)       Treasurer       Since 2008. Serves at   Vice President -- Fund Accounting,      None
                                           the discretion of the   Administration and Controllership
                                           Board.                  Services of Pioneer; Treasurer of all
                                                                   of the Pioneer Funds since March 2008;
                                                                   Deputy Treasurer of Pioneer from March
                                                                   2004 to February 2008; Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   from March 2004 to February 2008; and
                                                                   Treasurer and Senior Vice President,
                                                                   CDC IXIS Asset Management Services,
                                                                   from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)      Assistant       Since 2002. Serves at   Assistant Vice President -- Fund        None
                           Treasurer       the discretion of the   Accounting, Administration and
                                           Board.                  Controllership Services of Pioneer;
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)         Assistant       Since 2002. Serves at   Fund Accounting Manager -- Fund         None
                           Treasurer       the discretion of the   Accounting, Administration and
                                           Board.                  Controllership Services of Pioneer;
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------

64    Pioneer High Income Trust | Annual Report | 3/31/11

-----------------------------------------------------------------------------------------------------------------------------------
                        Position Held   Term of Office and                                                   Other Directorships
Name and Age            with the Trust  Length of Service       Principal Occupation                         Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Assistant       Since 2009. Serves at   Fund Administration Manager -- Fund          None
                        Treasurer       the discretion of the   Accounting, Administration and
                                        Board.                  Controllership Services since November
                                                                2008; Assistant Treasurer of all of the
                                                                Pioneer Funds since January 2009; and
                                                                Client Service Manager -- Institutional
                                                                Investor Services at State Street Bank from
                                                                March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief           Since 2010. Serves at   Chief Compliance Officer of Pioneer and of   None
                        Compliance      the discretion of the   all the Pioneer Funds since March 2010;
                        Officer         Board.                  Director of Adviser and Portfolio
                                                                Compliance at Pioneer since October 2005;
                                                                and Senior Compliance Officer for Columbia
                                                                Management Advisers, Inc. from October 2003
                                                                to October 2005
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                       Pioneer High Income Trust | Annual Report | 3/31/11    65

                            This page for your notes.

66     Pioneer High Income Trust | Annual Report | 3/31/11

                            This page for your notes.

                      Pioneer High Income Trust | Annual Report | 3/31/11     67

                            This page for your notes.

68     Pioneer High Income Trust | Annual Report | 3/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935


Or write to AST:
---------------------------------------------   ------------------------
For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$42,086 in 2011 and $41,600 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,652 in 2011 and 2010, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2011 and 2010, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
Audit related fees for the Trust's audit related services totaled approximately $9,652 and $9,652 in 2011 and 2010, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2011 and 2010, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $17,942 in 2011 and $17,942 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


                               HIGH INCOME TRUST
                               -----------------

PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2011. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

NAME OF PORTFOLIO MANAGER     TYPE OF ACCOUNT     NUMBER OF ACCOUNTS MANAGED
-------------------------     ---------------     --------------------------
TOTAL ASSETS MANAGED     NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS
--------------------     ----------------------------------------------------
PERFORMANCE-BASED     ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
-----------------     ----------------------------------------------------------
Andrew Feltus
-------------
     Other Registered Investment Companies     5     $6,870,544,000     N/A
     -------------------------------------     -     --------------     ---
N/A
---
     Other Pooled Investment Vehicles     3     $3,985,028,000     N/A     N/A
     --------------------------------     -     --------------     ---     ---
     Other Accounts     1     $483,930,000     N/A     N/A
     --------------     -     ------------     ---     ---

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

- A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

- A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

- If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

- QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.
- QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
- PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER. The following table indicates as of March 31, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.
NAME OF PORTFOLIO MANAGER     BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------     ---------------------------------
Andrew Feltus     C
-------------     -

*Key to Dollar Ranges

A.     None
B.     $1 - $10,000
C.     $10,001 - $50,000
D.     $50,001 - $100,000
E.     $100,001 - $500,000
F.     $500,001 - $1,000,000
G.     Over $1,000,000





Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 27, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 27, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 27, 2011

* Print the name and title of each signing officer under his or her signature.